UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NUVVE HOLDING CORP.

(Name of Registrant as Specified in Its Charter)

N/A

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NUVVE HOLDING CORP.
2488 Historic Decatur Road, Ste 200
San Diego, California 92106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 1:00 P.M EASTERN TIME ON JUNE 2, 2023

To the Stockholders of Nuvve Holding Corp.:

We cordially invite you to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Nuvve Holding Corp., a Delaware corporation (the “Company”, “we” or “us”), to be held on June 2, 2023 at 1:00 p.m. Eastern Time via live audio webcast at www.virtualshareholdermeeting.com/NVVE2023, where you will be able to listen to the meeting live, submit questions and vote online. You will be asked to enter the control number located on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form, as applicable. Please see the “Questions and Answers about These Proxy Materials and Voting” in the accompanying proxy statement for more details.

The Annual Meeting is being held for the following purposes:

1.      To elect the Class B members of the Company’s board of directors (the “Board”) named in the accompanying proxy statement, to serve for a three-year term;

2.      To approve a proposed amendment and restatement of the Company’s 2020 Equity Incentive Plan to increase the number of shares available for the grant of awards by 4,000,000 shares and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on each January 1 beginning on January 1, 2024 and, through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board;

3.      To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for fiscal the year ending December 31, 2023; and

4.      To transact any other business as may properly come before the Annual Meeting or any postponements or adjournment thereof.

The Board has fixed the close of business on April 14, 2023 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). Further information regarding voting rights and the matters to be voted upon at the Annual Meeting is presented in the accompanying proxy statement. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at our principal executive offices located at 2488 Historic Decatur Road, Suite 200, San Diego, California 92106. On or about April 21, 2023, we intend to send to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the 2023 Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

YOUR VOTE IS IMPORTANT. We urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the Internet, please refer to your Notice, proxy card or voting instructions. Returning the proxy or voting instructions does not deprive you of your right to virtually attend the Annual Meeting and to vote your shares during the Annual Meeting.

By Order of the Board of Directors
/s/ Rashida La Lande
Rashida La Lande
Chairperson of the Board
April 18, 2023
San Diego, California

i

NUVVE HOLDING CORP.
2488 Historic Decatur Road, Ste 200
San Diego, California 92106

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 1;00 P.M. EASTERN TIME ON JUNE 2, 2023

INTRODUCTION

This proxy statement is being furnished in connection with the solicitation of proxies by our Board for use at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Nuvve Holding Corporation, a Delaware corporation, and any postponements or adjournments thereof. The Annual Meeting will be held on Friday, June 2, 2023 at 1:00 p.m. Eastern Time, via live audio webcast at www.virtualshareholdermeeting.com/NVVE2023, where you will be able to listen to the meeting live, submit questions and vote online.

The information provided under “Questions and Answers About These Proxy Materials and Voting” below is for your convenience only. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on JUNE 2, 2023

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2022 Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have available your 16-digit control number(s) that appears on your notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://nuvve.com/. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Ste 200, San Diego, California 92106. Exhibits will be provided upon written request and payment of an appropriate processing fee.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may view the Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Questions and Answers About These Proxy Materials and Voting

Q:     What matters am I voting on?

A:     You will be voting on:

•        Proposal 1:    The election of three members of the Board as Class B directors, to hold office until the third succeeding annual meeting and until his or her respective successor is duly elected and qualified (the “Director Election Proposal”);

•        Proposal 2:    To approve a proposed amendment and restatement of the 2020 Equity Incentive Plan (the “Incentive Plan”) to (i) increase the number of shares available for the grant of awards by 4,000,000 shares and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on each January 1 beginning on January 1, 2024 and through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board (the “2020 Equity Incentive Plan Amendment and Restatement Proposal”); and

•        Proposal 3:    The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2023 (the “Accountant Ratification Proposal”); and

•        any other business as may properly come before the Annual Meeting.

Q:     How does the Board recommend I vote on these proposals?

A:     Our Board recommends a vote:

•        “FOR” the election of the Class B director nominees named in this proxy statement;

•        “FOR” the proposed amendment and restatement of the 2020 Equity Incentive Plan to (i) increase the number of shares available for the grant of awards by 4,000,000 shares and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on each January 1 beginning on January 1, 2024 and through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board; and

•        “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2023.

Q:     When is the Annual Meeting and where will it be held?

A:     The Annual Meeting will be held on June 2, 2023, at 1:00 p.m., Eastern Time, via live audio webcast at www.virtualshareholdermeeting.com/NVVE2023, where you will be able to listen to the meeting live, submit questions and vote online.

Q:     Why are you holding a virtual Annual Meeting?

A:     We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location and enables us to protect the health and safety of all attendees. Our shareholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person annual meeting of shareholders.

Q:     What do I need to do to attend the Annual Meeting?

A:     You will be able to attend the Annual Meeting, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/NVVE2023. To participate in the Annual Meeting, you will need the control number included on your Notice, proxy card or voting instruction form, as applicable. The Annual Meeting webcast will begin promptly at 1:00 p.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 12:45 p.m. Eastern Time, and you should allow ample time for the check-in procedures.

•        We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties with your control number or submitting questions, you may call the technical support number that will be posted on the Annual Meeting log-in page.

•        Shareholders will have the opportunity to submit questions during the Annual Meeting by following the instructions on the virtual-only Annual Meeting platform. Following the presentation of all proposals at the Annual Meeting, we will answer as many shareholder-submitted questions as time permits.

Q:     Who is entitled to vote?

A:     Only holders of record of our common stock at the close of business on April 14, 2023 will be entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the record date, 25,042,469 shares of common stock were issued and outstanding. Every shareholder is entitled to one vote for each share of common stock held on the record date.

•        Registered Shareholders.    If our shares of common stock are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered the shareholder of record with respect to those shares, and the Notice or a printed set of the proxy materials was provided to you directly by us. As the stockholder of record, you have the right to grant your proxy directly to the individuals listed on the proxy card or to virtually vote live during the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

•        Street Name Stockholders.    If our shares of common stock are held on your behalf by a broker, bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice or a printed set of the proxy materials was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares.

Q:     How do I vote?

A:     If you are a stockholder of record, there are four ways to vote:

•        by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 1, 2023 (have your Notice or proxy card in hand when you visit the website);

•        by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on June 1, 2023 (have your Notice or proxy card in hand when you call);

•        by completing the enclosed proxy card and returning it in the pre-addressed, postage paid envelope provided to you (if you received printed proxy materials); or

•        by attending the virtual meeting by visiting www.virtualshareholdermeeting.com/NVVE2023, where you may vote and submit questions during the meeting. Please have your control number located on your proxy card or Notice in hand when you visit the website.

If you hold your shares in street name through a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone.

In addition, if you received a printed copy of this proxy statement, you may submit your voting instructions by completing, dating and signing the voting instruction form that was included with this proxy statement and promptly returning it in the pre-addressed, postage paid envelope provided to you.

Q:     How may my brokerage firm vote my shares if I fail to provide timely directions?

A:     Brokerage firms holding common shares in street name for their customers are generally required to vote such shares in the manner directed by their customers. If you hold your shares in street name through a brokerage firm and do not submit voting instructions to your broker, your broker will have discretion to vote your shares on routine matters. However, a broker cannot vote shares held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Proposal 3 (the Accountant Ratification Proposal) is a routine matter, while each of Proposal 1 (the Director Election Proposal) and Proposal 2 (2020 Equity Incentive Plan Amendment and Restatement Proposal) is considered non-routine. Accordingly, if you hold your shares in street name and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 3, but will not be permitted to vote your shares on Proposal 1 and Proposal 2. If your broker exercises this discretion, your shares will be counted as present and entitled to vote for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 3 in the manner directed by your broker, but your shares will constitute “broker non-votes” for Proposal 1 and Proposal 2.

Q:     How will voting on any other business be conducted?

A:     We are not aware of any business to be brought before the stockholders at the Annual Meeting other than as described in this proxy statement. However, if any other business is properly presented for stockholder consideration, your signed proxy card gives authority to Gregory Poilasne and David Robson to vote on those matters in their discretion.

Q:     What constitutes a quorum?

A:     Stockholders may not take action during the Annual Meeting unless there is a quorum present at the meeting. A meeting of stockholders is duly constituted, and a quorum is present, if, at the commencement of the meeting, there are present in person or by proxy holders of a majority of the common stock outstanding and entitled to vote at the meeting. Abstentions and broker non-votes (as described above) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

Q:     How many votes are needed for approval of each proposal presented in this proxy statement?

A:     Assuming a quorum is present at the Annual Meeting:

Proposal 1 (Director Election Proposal):    The Directors shall be elected by the plurality of the votes cast by the holders of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of director nominees.

Proposal 2 (2020 Equity Incentive Plan Amendment and Restatement Proposal):    The 2020 Equity Incentive Plan Amendment and Restatement Proposal shall be approved by the plurality of the votes cast by the holders of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the approval of the 2020 Equity Incentive Plan Amendment and Restatement Proposal.

Proposal 3 (Accountant Ratification Proposal):    Approval of Proposal 3 requires the affirmative vote of a simple majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes on this matter, which are not considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal.

Notwithstanding the vote standard required by our certificate of incorporation, Proposal 3, is only an advisory vote and is not binding on us. Our Board of Directors will consider the outcome of the vote on Proposal 3 in considering what action, if any, should be taken in response to the advisory vote by stockholders.

Q:     Can I change my vote?

A:     Yes. If you are a stockholder of record, you can change your vote or revoke your proxy by:

•        entering a new vote by Internet or by telephone until 11:59 p.m. Eastern Time on June 1, 2023;

•        completing and returning a later-dated proxy card at any time before the Annual Meeting; and

•        by virtually attending and voting at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q:     How are my shares voted if I submit a proxy but do not specify how I want to vote?

A:     If you are a stockholder of record and you submit a properly executed proxy card or complete the telephone or Internet voting procedures but do not specify how you want to vote, your shares will be voted: (1) FOR the election of the Class B nominees for director; (2) “FOR” the proposed amendment and restatement to the Incentive Plan to (i) increase the number of shares available for the grant of awards by 4,000,000 shares and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on each January 1 beginning on January 1, 2024 and through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board; (3) FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023; and (4) in the discretion of the persons named as proxies on all other matters that may be brought before the Annual Meeting.

Q:     Who will count the vote?

A:     A representative of Broadridge Financial Services, Inc., an independent tabulator, will count the vote and act as the inspector of elections.

Q:     Who will pay for this proxy solicitation?

A:     We will pay all the costs of soliciting these proxies, except for costs associated with individual stockholder use of the Internet and telephone. In addition to mailing proxy solicitation material, our directors and employees may solicit proxies in person, by telephone or by other electronic means of communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. We have engaged Advantage Proxy, Inc. as our proxy solicitor, and we estimate that we will pay Advantage Proxy. Inc. a fee of approximately $5,500, plus reimbursement for out of pocket expenses, to solicit proxies, though the costs of this proxy solicitation process could be lower or higher than our estimate.

Q:     Where can I find the voting results of the Annual Meeting?

A:     We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we will file a current report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the current report on Form 8-K as soon as they become available.

Q:     I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:     We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact via e-mail at sendmaterial@proxyvote.com.

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

Q:     How was the Company formed?

A:     In February 2020, the Company’s predecessor, Newborn Acquisition Corp. (“Newborn”), completed its initial public offering. Newborn was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

In March 2021, Newborn and Nuvve Corporation (“Nuvve”), consummated a business combination (the “Business Combination”), which was effected in two steps: (i) Newborn reincorporated to the State of Delaware through the merger of Newborn with and into the Company, with the Company surviving as the publicly traded entity and the security holders of Newborn becoming security holders of the Company (the “Reincorporation Merger”); and (ii) immediately after such merger, the Company acquired Nuvve through the merger of a subsidiary with and into Nuvve, with Nuvve surviving as a wholly-owned subsidiary of the Company and the security holders of Nuvve becoming security holders of the Company (the “Acquisition Merger”). As a result, the Company became a public holding company with Nuvve as its operating subsidiary.

Q:     Who can help answer my questions?

A:     This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have available your 16-digit control number(s) that appears on your notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://nuvve.com/. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Ste 200, San Diego, California 92106. Exhibits will be provided upon written request and payment of an appropriate processing fee.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may view the Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

PROPOSAL 1

THE DIRECTOR ELECTION PROPOSAL

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Jon M. Montgomery and Rashida La Lande, whose terms expire at the 2025 annual meeting of stockholders, two directors in Class B, H. David Sherman and Angela Strand, whose terms expire at the Annual Meeting, and three directors in Class C, Gregory Poilasne, Ted Smith and Kenji Yodose, whose terms expire at the 2024 annual meeting of stockholders.

At the Annual Meeting, the Company’s stockholders will elect two Class B directors, to hold office until the third succeeding annual meeting and until the respective successor is duly elected and qualified. The Board is nominating H. David Sherman and Angela Strand, current Class B directors, for re-election as Class B directors. Biographical information about the nominees can be found in “Directors and Executive Officers” below.

The nominees have agreed to be named in this proxy statement and to serve as directors if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of the nominees. In case the nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a plurality of the votes cast by the holders of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as a director.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL 2

THE 2020 EQUITY INCENTIVE PLAN AMENDMENT AND RESTATEMENT PROPOSAL

On March 24, 2023, the Board approved, subject to and contingent on stockholder approval, an amendment and restatement of the Nuvve Holding Corp. 2020 Equity Incentive Plan. In this Proposal 2, we refer to this plan as it is proposed to be amended and restated as the “Amended and Restated Plan,” and we refer to this plan as it is currently in effect as the “2020 Plan.” The 2020 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other stock and cash-based awards, and it is designed to hire and retain top talent, to provide additional incentives to our service providers and to promote the success of our business. We originally adopted the 2020 Plan on March 19, 2021 in connection with the Business Combination.

At the Annual Meeting, the Company’s stockholders will be asked to approve a proposed amendment and restatement of the 2020 Equity Incentive Plan to (i) increase the number of shares available for the grant of awards by 4,000,000 shares and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on each January 1 beginning on January 1, 2024 and through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board.

Our Board, the compensation committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Amended and Restated Plan will maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Amended and Restated Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. We also believe that without the ability to grant competitive amounts of equity compensation, we will not be able to hire and retain the highly-skilled, specialized and experienced employees we need to continue executing our strategy. The labor market from which we seek to draw talent is extremely competitive. In order to support the projected growth of our company, we need talented and skilled individuals with extensive experience in the electric vehicle industry. Appropriate equity awards are an important aspect to attracting, retaining, and incentivizing these talented and skilled individuals.

Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the 2020 Equity Incentive Plan Amendment and Restatement Proposal.

Required Vote and Recommendation

The approval of the 2020 Equity Incentive Plan Amendment and Restatement Proposal requires the affirmative vote of a plurality of the votes cast by holders of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

Summary of the Amended and Restated Plan

The Amended and Restated Plan contains several features designed to protect stockholder interests and to reflect our compensation principles and practices, including:

•        not granting discounted stock options or stock appreciation rights (“SARs”);

•        limiting the size of individual grants;

•        prohibiting award repricing without stockholder approval;

•        allowing certain discretion to determine the treatment of awards upon a change of control (as defined in the Amended and Restated Plan); and

•        permitting clawback of benefits during and after the grantee’s service.

Material Terms of the Amended and Restated Plan

The complete text of the Amended and Restated Plan is set forth as Annex A attached hereto. The following is a summary of the material features of the Amended and Restated Plan and is qualified in its entirety by reference to Annex A.

Eligible Persons

Persons eligible to receive awards under the Amended and Restated Plan include our employees, officers, directors and consultants of the Company or any of its subsidiaries who are qualified to receive awards under the regulations governing Form S-8 registration statements under the Securities Act of 1933 (the “Securities Act”). The compensation committee of our Board determines from time to time the participants to whom awards will be granted.

As of April 14, 2023, there were approximately 68 individuals eligible to participate in the Amended and Restated Plan.

Administration

Our Board or a committee appointed by our Board will administer the Amended and Restated Plan. For this purpose, our Board has delegated general administrative authority for the Amended and Restated Plan to the compensation committee. Along with other authority granted to the compensation committee under the Amended and Restated Plan, the compensation committee may (i) determine the recipients of awards, (ii) prescribe the restrictions, terms and conditions of all awards, including the number of shares subject to the award and the share exercise price, (iii) interpret the Amended and Restated Plan and terms of the awards, (iv) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (v) correct any defects or omissions or reconcile any ambiguities or inconsistencies in the Amended and Restated Plan or any award thereunder, (vi) decide all disputes arising in connection with the Amended and Restated Plan and to otherwise supervise the administration of the Amended and Restated Plan, (vii) subject to the terms of the Amended and Restated Plan, amend the terms of an award in any manner that is not inconsistent with the Amended and Restated Plan, (viii) accelerate the vesting or, to the extent applicable, exercisability of any award at any, and make decisions with respect to outstanding awards upon a change of control, asset sale or an event that triggers anti-dilution adjustments under the terms of an outstanding award, (ix) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Amended and Restated Plan by eligible persons who are foreign nationals or employed outside of the United States, and (x) generally, to exercise such powers and to perform such acts as the committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Amended and Restated Plan or awards. The committee also will have the authority to adopt, alter and repeal rules, guidelines and practices governing the Amended and Restated Plan as it deems advisable, to interpret the terms and provisions of the Amended and Restated Plan and awards and to otherwise supervise the administration of the Amended and Restated Plan.

Incentive Awards

The Amended and Restated Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, as well as other awards (described in the Amended and Restated Plan) that are responsive to changing developments in management compensation. The Amended and Restated Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Options.    A stock option is the right to purchase shares of our common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share of our common stock on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a nonstatutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Certain U.S. Federal Income Tax Consequences,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986 (the “Code”) and the Amended and Restated Plan. For instance, an ISO granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company may expire no later than five years from the date of grant and may have an exercise price of no less than 110% of the fair market value of a share of our common stock on the date of grant. No ISO may be granted to a person who is not an employee of the Company or one of its subsidiaries (including any non-employee directors) at the time of grant.

Full payment for shares of our common stock purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the compensation committee. An option will expire no later than ten years from the date of grant.

SARs.    An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be the exercise price of any stock option granted in tandem with the SAR or the fair market value of a share of our common stock on the date of grant of the SAR. SARs may be granted in connection with other awards or independently.

Restricted Stock.    A restricted stock award is a grant of a fixed number of shares of our common stock, typically subject to restrictions. The compensation committee specifies the number of shares, the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including without any restrictions on such shares) as determined from time to time by the compensation committee. The number of shares so awarded shall be determined by the compensation committee and may be granted independently or in lieu of a cash bonus.

Restricted Stock Units.    A restricted stock unit is similar to an SAR except that it entitles the recipient to receive a number of shares of our common stock, or an amount in cash or other consideration determined to be of equal value, in the future.

Authorized Shares; Limits on Awards; Lapsed Awards

The maximum number of shares of our common stock that may be issued pursuant to awards under the Amended and Restated Plan is 7,300,000 shares, subject to certain adjustments under the Amended and Restated Plan, including the “evergreen” provision. If any shares granted pursuant to a stock option cease to be subject to a stock option, or if any shares subject to an SAR, restricted stock, restricted stock unit or other award are forfeited, an such award terminates without a payment being made in our common stock, such shares will again be available for future awards under the Amended and Restated Plan. Any shares withheld in payment in connection with an award, or withheld for tax obligations, will not be available for future awards under the Amended and Restated Plan.

Under the Amended and Restated Plan, there is an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards will be automatically increased on each January 1 beginning on January 1, 2024 and through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board.

In addition, no more than 20,000,000 shares of our common stock may be issued pursuant to the exercise of ISOs. No person may be granted awards exercisable for in excess of 750,000 shares of common stock during any calendar year. Non-employee directors may not be granted awards during any calendar year in excess of the lesser of 400,000 shares of common stock or $100,000 (calculating the value of any awards based on the grant date fair value).

Adjustments or Changes in Capitalization

In the event of stock dividend, stock split, reverse stock split, combination, exchange of shares or other extraordinary or unusual event which results in a change in the shares of our common stock as a whole, the compensation committee will determine, in its sole discretion, whether such change equitably requires an adjustment in the aggregate number of shares of our common stock available under the Amended and Restated Plan or in the terms of or the number of shares of our common stock subject to outstanding awards.

Termination of or Changes to the Amended and Restated Plan

Our Board may amend or terminate the Amended and Restated Plan at any time and in any manner. Unless required by the Code or other applicable law or listing rules of a national securities exchange, stockholder approval for any amendment will not be required. Unless terminated by Our Board, the Amended and Restated Plan will continue in effect until such time as no further awards may be granted and all awards previously granted are no longer outstanding, except that ISOs may be granted only until February 9, 2031. Generally speaking, the compensation committee may amend outstanding awards in a manner consistent with the Amended and Restated Plan, subject, however, to the consent of the holder if the amendment would impair the rights of such holder.

Acceleration of Awards; Possible Early Termination of Awards

If there is a change of control, and our Board does not authorize or otherwise approve such transaction, then any and all outstanding awards will immediately and entirely vest, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

In the event of an asset sale (as defined in the Amended and Restated Plan) or if there is a change of control that has been approved by our Board, then the compensation committee may (i) accelerate the vesting of any and all outstanding awards granted and outstanding under the Amended and Restated Plan; (ii) require a holder to relinquish such award to the Company upon the tender by the Company to the holder of cash, stock or other property, or any combination thereof, in an amount equal to the value of such award, which may be subject to any terms and conditions to which the tender of consideration to our stockholders in connection with the acquisition is subject; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, and cause to be paid to the holder all or the applicable portion of the award based upon the compensation committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the compensation committee.

A change of control, as defined in the Amended and Restated Plan, includes the acquisition by any person or group of persons of ownership of more than 50% of the fair market value or voting power of the stock of the Company.

Transfer Restrictions

Subject to certain exceptions, awards under the Amended and Restated Plan are not assignable or transferable by the recipient and shall not be subject in any manner to assignment, alienation, pledge, encumbrance, or charge.

Certain U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the federal income tax consequences to us and to U.S. participants for awards granted under the Amended and Restated Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-Qualified Stock Options.    The grant of a non-qualified stock option under the Amended and Restated Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

Incentive Stock Options.    The grant of an incentive stock option under the Amended and Restated Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights.    Recipients of SARs generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition, over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the appropriate taxes are withheld with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted Stock.    A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award (absent certain vesting acceleration provisions). Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by us.

Restricted Stock Units.    With respect to awards of RSUs, no taxable income is reportable when the RSUs are granted to a participant or upon vesting of the RSUs. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the RSUs. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by us.

Dividends and Dividend Equivalents.    Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company.    Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Amended and Restated Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture).

The Amended and Restated Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Amended and Restated Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Plan Benefits

Since the adoption of the Incentive Plan through April 14, 2023, we have granted the following stock options under the Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock. As of the date hereof we have granted only stock options and restricted stock units no other type of award under the Plan.:

Name and Position	Number of shares subject to Stock Options	Number of restricted stock units
Gregory Poilasne, Chief Executive Officer*	600,000	212,134
Ted Smith, President and Chief Operating Officer*	350,000	58,933
David Robson, Chief Financial Officer*	300,000	168,000
All Current Executive Officers as a group	1,250,000	439,067
All Current Directors who are not executive officers as a group	—	454,007
Each Director Nominee	—	98,235
Each Associate of all directors, nominees and executive officers	—	—
Each person who received 5% of such awards	—	—
All Employees who are not executive officers as a group	445,475	197,909

____________

*        The named executive officers above include the three most highly compensated executive officers.

New Plan Benefits

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the compensation committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Plan or the amount or types of any such awards.

On April 17, 2023, the closing market price per share of our common stock was $0.69, as reported by the Nasdaq Capital Market.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN AMENDMENT AND RESTATEMENT PROPOSAL.

PROPOSAL 3

THE ACCOUNTANT RATIFICATION PROPOSAL

The Audit Committee has appointed Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.

While stockholder ratification of the Board’s decision to retain Deloitte & Touche LLP is not required by the Company’s bylaws or otherwise, the Board has chosen to submit that selection to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain that firm. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.

Deloitte & Touche LLP has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Changes in Independent Registered Public Accounting Firm

Moss Adams LLP (“Moss Adams”)

The Board appointed Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 following the Business Combination as of March 19, 2021.

Moss Adams had served as the independent registered public accounting firm for the Company since the Business Combination and served as the accounting firm for Nuvve from 2018 until the Business Combination. Marcum Bernstein & Pinchuk LLP (“MBP”) served as the independent registered public accounting firm for Newborn from its inception until the Business Combination.

As previously disclosed, on August 18, 2022, the audit committee received notice from Moss Adams, that it had made the decision to resign as the Company’s independent registered public accounting firm, effective August 18, 2022. The audit committee accepted the resignation of Moss Adams also on August 18, 2022.

Moss Adams’s reports on the financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim periods preceding Moss Adams’s resignation on August 18, 2022, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Moss Adams, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Additionally, during this time period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022 and June 30, 2022, the Company identified material weaknesses in its internal control over financial reporting related to (i) segregation of duties related to roles and responsibilities; and (ii) documentation of financial closing policies and procedures, including consistently establishing approval thresholds, adhering to appropriate document retention and record-keeping practices, and documenting the review of agreements and accounting estimates.

During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim period through the date of the audit committee’s approval of Deloitte & Touche LLP as the Company’s new independent registered public accounting firm effective October 20, 2022, neither the Company nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Marcum Bernstein & Pinchuk LLP (“MBP”)

On March 19, 2021, in connection with the Business Combination, the Board appointed Moss Adams as the Company’s principal accountant to audit its financial statements, replacing MBP, who had served as Newborn’s principal accountant until such time.

MBP’s report on Newborn’s financial statements for the year ended December 31, 2020 and the period from April 12, 2019 (inception) through December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and was not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles.

During Newborn’s year ended December 31, 2020 and the period from April 12, 2019 (inception) through December 31, 2019 and the subsequent interim period preceding the change in principal accountants, Newborn did not have any disagreements with MBP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MBP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) occurred within Newborn’s year ended December 31, 2020 or the period from April 12, 2019 (inception) through December 31, 2019 or during the subsequent interim period preceding the change in principal accountants.

During Newborn’s year ended December 31, 2020 and the period from April 12, 2019 (inception) through December 31, 2019 and the subsequent interim period preceding the change in principal accountants, Newborn and the Company did not consult Moss Adams regarding: either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Newborn’s or the Company’s financial statements; or any matter that was either the subject of a disagreement (as described above) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Independent Registered Public Accounting Firms’ Fees and Services

The following table sets forth the fees billed for or in the years ended December 31, 2022 and 2021 by Deloitte & Touche LLP, Moss Adams LLP, the Company’s former principal accountant until August 18, 2022, and MBP, Newborn’s principal accountant prior to the Business Combination.

	Year Ended December 31,
	2022	2021
Deloitte & Touche LLP
Audit Fees(1)	$1,124,750	$—
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$1,124,750	$—
Moss Adams LLP
Audit Fees(1)	$509,700	$630,250
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$509,700	$630,250
Marcum Bernstein & Pinchuk LLP
Audit Fees(1)	$—	$12,360
Audit-Related Fees(2)	15,150	3,090
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$15,150	$15,450
Grand Total Fees	$1,649,600	$645,700

____________

(1)      Audit fees consist of fees billed for professional services by the accounting firm for audits and quarterly reviews of financial statements during the years ended December 31, 2022 and 2021 and for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including the review of and issuance of consents in connection with registration statement filings with the SEC.

(2)      Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by the accounting firm that are reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)      Tax fees represent the aggregate fees billed for professional services rendered by the accounting firm for tax compliance, tax advice, and tax planning services.

The aggregate fees included in Audit Fees are those billed for the fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the fiscal year.

Pre-Approval Policies and Procedures

The audit committee of the Board has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of the Company’s independent auditor. The Company may not engage its independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render service is entered into pursuant to the audit committee’s pre-approval policies and procedures. All accountant services and fees noted above were either approved in advance by the audit committee or rendered pursuant to such pre-approval policies and procedures.

Required Vote and Recommendation

Ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.

DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers and Directors

The following table sets forth the name, age and position of each of the Company’s executive officers and directors immediately after the Annual Meeting, assuming the election of the Board’s nominees at the Annual Meeting.

Name	Age	Position
Gregory Poilasne	51	Chief Executive Officer and Director
Ted Smith	56	President, Chief Operating Officer and Director
David G. Robson	56	Chief Financial Officer
Angela Strand	54	Director
Kenji Yodose	40	Director
H. David Sherman	75	Director
Jon M. Montgomery	74	Director
Rashida La Lande	49	Chairperson of the Board and Director

Executive Officers

The following individuals serve as executive officers of the Company.

Gregory Poilasne serves as our Chief Executive Officer and member of the Board since the closing of the Business Combination. He is a co-founder of Nuvve and previously served as its Chairman. Mr. Poilasne is directly responsible for managing and overseeing all different activities related to the successful development, deployment and commercialization of Nuvve’s technologies, as well as developing and supporting the overall strategy. Since February 2019, he also has served as a board member of Dreev, a business venture between EDFRenewables, Inc. (“EDF”) and Nuvve. Mr. Poilasne has more than 20 years of experience in the start-up and technology space. He was Chief Executive Officer of DockOn AG, a Radio-Frequency technology company from February 2011 to January 2016. He was also Vice-President of Business Development of Rayspan, another Radio-Frequency technology company, from 2007 to 2010. Mr. Poilasne was Director of Engineering at Kyocera Wireless, a handset company from 2003 to 2006 and was a founding engineer and director of engineering at Ethertronics, a wireless antenna company, from 2000 to 2003. Mr. Poilasne holds an MBA from the Wharton School of Business, University of Pennsylvania, a Ph.D. in Electrical Engineering from the University of Rennes 1, France and a Diplome d’ingenieur from the Ecole Superieur d’Electronique de l’Ouest (“ESEO”), France. We believe Mr. Poilasne is well-qualified to serve as a director due to his extensive experience with Nuvve, his business leadership, his strategic perspective and his contacts in and knowledge of the energy industry and EV industry.

Ted Smith has served as our President and Chief Operating Officer and a member of the Board since the consummation of the Business Combination. Mr. Smith was a founding investor in Nuvve and has served as a member of its board of directors since 2010 and as its Chief Operating Officer since April 2018. Mr. Smith is directly responsible for managing the successful development, deployment and commercialization of Nuvve’s technologies, as well as supporting global regulatory compliance efforts. He previously served as Nuvve’s Chief Administrative Officer from March 2017 until becoming Chief Operating Officer. He also previously served as a board member of Dreev, a business venture between EDF and Nuvve, in 2019 and also serves as a board member of Levo Mobility, and as a Board Observer of Switch. Mr. Smith has more than 20 years of experience in the finance industry and previously served in various roles at Wall Street Associates, a San Diego-based investment advisory firm, including Principal, Chief Operating Officer from 2007 to January 2017, Chief Compliance Officer from 2003 to January 2017, and Quantitative Analyst from 1999 to 2003. From 1996 to 1999, Mr. Smith also served as Quantitative Analyst at Nicholas-Applegate Capital Management, a San Diego-based investment advisory firm. Mr. Smith also served as an officer in the United States Navy from 1989 to 1996. Mr. Smith holds an MBA from the University of San Diego and a Bachelor of Science in Marine Engineering/Technology from Maine Maritime Academy. He is also a Chartered Financial Analyst charterholder, held the Chartered Investment Counselor certification, and is NACD Directorship Certified®. We believe Mr. Smith is well-qualified to serve as a member of the Board due to his extensive experience with Nuvve, his business leadership, his operational and compliance experience and his contacts in and knowledge of the energy industry.

David G. Robson has served as our Chief Financial Officer since the consummation of the Business Combination. Mr. Robson has over twenty-five years of finance, accounting and operational experience and has held senior positions with both public and private companies in a variety of industries. Mr. Robson has served on the board of directors of Payference, a software business, since February 2020. Mr. Robson recently served as the Chief Financial Officer and Chief Compliance Officer of Farmer Brothers Co., a national distributor of coffee, tea and culinary products from February 2017 to November 2019. His responsibilities included overseeing finance, information technology, mergers and acquisitions and investor relations. Mr. Robson served as the Chief Financial Officer of PIRCH, a curator and retailer of kitchen, bath and outdoor home brands, from September 2014 to September 2016. He oversaw all aspects of accounting, financial planning and analysis, treasury, merchandise planning and legal, with responsibility for developing strategies, processes and operating priorities to upscale a high growth retailer while building strong finance and merchandising teams. From January 2012 to September 2014, Mr. Robson was the Chief Financial Officer of U.S. AutoParts, an online provider of auto parts and accessories. Prior to that, he served as the Executive Vice President and Chief Financial Officer of Mervyns LLC, a former discount department store chain, from 2007 to 2011. From 2001 to 2007, he served as the Senior Vice President of Finance and Principal Accounting Officer for Guitar Center, Inc. Mr. Robson began his career with the accounting firm Deloitte & Touche LLP. Mr. Robson graduated with a Bachelor of Science degree in Accounting from the University of Southern California and is a certified public accountant (inactive) in the State of California.

Directors

Rashida La Lande has served as a member of the Board since January 2022, and serves as the Chairperson of the Board effective after the 2022 Annual Meeting. Ms. La Lande currently serves as Executive Vice President, Global General Counsel and Chief Sustainability and Government Affairs Officer for The Kraft Heinz Company (Nasdaq: KHC). In addition to her general counsel duties, she leads all corporate environmental social responsibility and government affairs functions. Prior to joining Kraft Heinz, La Lande was a partner at the law firm of Gibson, Dunn & Crutcher, where she focused on mergers and acquisitions, leveraged buyouts, private equity deals, and joint ventures. Throughout her career, La Lande has advised companies and private equity sponsors in various industries including consumer products, retail, financial services, and technology. The Company believes Ms. La Lande is well-qualified to serve as a member of the Board due to her extensive legal and corporate governance experience.

Jon M. Montgomery has served as a member of the Board since the consummation of the Business Combination. Mr. Montgomery is a managing director at Meredith Financial Group Inc., a financial management and advisory firm located in New York City. From 2010 to 2013, he was managing partner at project finance advisory firm AGlobal Partners LLC where he assisted in arranging long-term, limited-recourse financing for private investments in renewable energy, telecommunications, mining & metals, PPPs, and other infrastructure projects in emerging and other international markets. He also advised clients on foreign direct investments, including those utilizing development finance institutions, export credit agencies, and political risk insurers. In addition, Mr. Montgomery has more than 25 years of marketing consulting and market research experience, informing and guiding clients’ branding, communications, segmentation and innovation challenges across a range of industries, particularly in the information technology, telecommunications, financial services, CPG, pharmaceutical, and retail sectors. He is experienced in applying model-based quantitative analysis — particularly choice-based modeling — to solving competitive problems. Previously, from 1996 to 2010, Mr. Montgomery co-founded Hudson Group Inc. in New York, a research-based marketing consultancy. He also held prior positions as executive vice president at Marketing Strategy & Planning Inc./Synovate, and vice president at Hase Schannen Research Associates Inc. Mr. Montgomery holds an M.B.A from Northeastern University and a B.A. from the University of California, Berkeley. From 2000-2022 he was Adjunct Faculty in Marketing at the University of Georgia. We believe Mr. Montgomery is well-qualified to serve as a member of the Board due to his investment banking, structuring and strategic expertise, his contacts in emerging and other international markets and his extensive experience in marketing and market research.

H. David Sherman MBA, DBA, CPA has served as an Independent Director of Nuvve since March 2021. Professor Sherman has been a professor at Northeastern University since 1985, specializing in, among other areas, financial and management accounting, global financial statement analysis and contemporary accounting issues. Professor Sherman is Trustee and Chair of the Audit Committee for the American Academy of Dramatic Arts, the oldest English language acting school in the world, since January 2014. Professor Sherman served on the board and as audit committee chair for Dunxin Financial Holdings Ltd. (AMEX: DXF) from January 2018 to August 2019, Kingold Jewelry Inc. (Nasdaq: KGJI) from February 2011 to May 2016, China HGS Real Estate Inc. (Nasdaq: HGSH) from January 2010 to August 2012, Agfeed Corporation from January 2012 to November 2014, and China Growth

Alliance, Ltd., a business acquisition company formed to acquire an operating business in China, from 2007 through 2008. He currently serves on the board of two SPACs, Lakeshore Acquisition II Corp (LBBBU). and Prime Number Acquisition I Corp (PNACU), and is on the board of Xiao-I Corp (AIXI), and Universe Pharmaceutical Inc. (UPC). Professor Sherman was previously on the faculty of the Sloan School of Management at Massachusetts Institute of Technology (“MIT”) and also, among other academic appointments, held an adjunct professorship at Tufts Medical School and was a visiting professor at Harvard Business School (2015). From 2004 to 2005, Professor Sherman was an Academic Fellow at the U.S. Securities and Exchange Commission in the Division of Corporate Finance’s Office of Chief Accountant. Professor Sherman received his A.B. in Economics from Brandeis University and both an MBA and doctoral degrees from Harvard Business School. He is a Certified Public Accountant and previously practiced with Coopers & Lybrand. Professor Sherman’s research has been published in management and academic journals including Harvard Business Review, Sloan Management Review, Accounting Review and European Journal of Operations Research. We believe Mr. Sherman is well qualified to serve as a member of the Board due to his extensive expertise in global financial statement analysis and contemporary accounting issues and his public company experience.

Angela Strand has served as a member of Board since the consummation of the Business Combination. Ms. Strand is the founder and Managing Director of Strand Strategy, a consulting firm specializing in disruptive technology commercialization. She is presently a director and member of the compensation committee, and previously served as interim CEO, chairwoman, chair of the compensation committee and member of the nominating and governance committee for Lordstown Motors (Nasdaq: RIDE). Previously, from 2016 to 2020, she served as Vice Chairman of Integrity Applications (Nasdaq:GCTK), including chairman of the nominating and corporate governance and compensation committees, and as a member of the audit committee. From April 2017 to December 2018, Ms. Strand served as Vice President of Workhorse Group Inc; from July 2015 to December 2016, she was a co-founder and senior executive of Chanje, a joint venture between Smith Electric Vehicles and FDG Electric Vehicles Ltd. (HK: 729HK); and from 2011 to 2015, she served as the Chief Marketing Officer and Head of Business Development and Government Affairs for Smith Electric Vehicles. In 2018, she was a founder of In-Charge, an electric vehicle infrastructure solutions provider. Ms. Strand has also served in various management and executive roles at medical device, biotech and digital health firms. Ms. Strand is a named inventor with seven issued patents. Ms. Strand holds a B.Sc. in Communications and an MBA in Marketing from the University of Tennessee. We believe Ms. Strand is well-qualified to serve as a member of the Board due to her business leadership, her contacts in and knowledge of the EV industry and her public company experience.

Kenji Yodose has been a member of Board since the consummation of the Business Combination. Mr. Yodose has been designated for appointment as a director by Toyota Tsusho Corporation (“TTC”), a significant shareholder of Nuvve prior to the Business Combination and of Nuvve after the Business Combination, pursuant to an agreement between TTC and Nuvve. He has served as a member of Nuvve’s board of directors since May 2019. Mr. Yodose has currently served as Sr. Project Manager for Toyota Tsusho America, Inc, dedicating to carbon neutral solutions activities since April 2022. Mr. Yodose also served in various roles at TTC, including as a Group Leader in charge of V2G from April 2020 to March 2022, as a Project Manager in charge of V2G from April 2019 until March 2020, and as a Project Manager in charge of investing in hydro and wind fields, from October 2017 until March 2019. Previously, from October 2015 to September 2017, Mr. Yodose held the position of Senior Vice President at Eurus Energy Uruguay, where he was directly responsible for developing South American strategy and the formation of the Uruguay country office operations. From 2012 to September 2015, Mr. Yodose also held a key role within Eurus Energy Holdings Planning Department, where he supported business expansion and investment into numerous IPP projects totaling over $1 billion. Mr. Yodose also served in Japan and Europe from 2006 to 2012 in key accounting management roles for TTC focused on J-SOX Act control procedure implementation, hedging currency risks and tax management. Mr. Yodose holds a Bachelor’s Degree in Business Administration from Ritsumeikan University in Siga, Japan.

Family Relationships

There are no familial relationships among the Company’s directors and executive officers.

CORPORATE GOVERNANCE

Leadership Structure

The Company’s business and affairs are organized under the direction of the Board. The Board consists of seven members. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling, and direction to the Company’s management. The Board will meet on a regular basis and additionally as required.

In accordance with the Company’s amended and restated certificate of incorporation, the Board is divided into three classes, Class A, Class B and Class C, with members of each class serving staggered three-year terms. The Company’s directors are assigned to the following classes:

•        Class A consists of Jon M. Montgomery and Rashida La Lande, whose terms will expire at the 2025 Annual Meeting;

•        Class B consists of H. David Sherman and Angela Strand, whose terms will expire at Annual Meeting; and

•        Class C consists of Gregory Poilasne, Ted Smith and Kenji Yodose, whose terms will expire at the 2024 annual meeting of stockholders.

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in control or management of the Company.

Ms. La Lande currently serves as our Chairperson of the Board. This structure ensures a greater role for the non-management directors in the oversight of the Company and active participation of these directors in setting agendas and establishing priorities and procedures for the work of the Board. In addition, this structure allows the Chief Executive Officer to focus his attention on implementing the Company’s strategic plans, while a separate Chairperson can devote full attention to Board leadership functions. The Board will continue to periodically review the Company’s leadership structure and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

Independence of Directors

As a result of the Company’s common stock being listed on the Capital Market of The Nasdaq Stock Market LLC (“Nasdaq”), the Company adheres to the listing rules of the Nasdaq in affirmatively determining whether a director is independent. The Board has consulted, and will consult, with its counsel to ensure that the Board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The rules of Nasdaq generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that each of Ms. La Lande, Mr. Montgomery, Mr. Sherman, Ms. Strand and Mr. Yodose qualifies as an independent director, and that the Board consists of a majority of independent directors, as such term is defined under the rules of the SEC and Nasdaq. In addition, the Company is subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit committee, the compensation committee, and the nominating and corporate governance committee, as discussed below.

Board Role in Risk Oversight

The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2022, the Board met eighteen times and acted by written consent one time. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are strongly encouraged to attend meetings of stockholders.

The Board has established a standing audit committee, compensation committee, and nominating and corporate governance committee. The composition and function of each committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations of the SEC. The Board adopted a charter for each of these committees, which complies with the applicable rules of Nasdaq. Copies of the charters for each committee are publicly available on the Company’s website at www.nuvve.com/investors/corporate-governance.

Audit Committee

The audit committee consists of Mr. Sherman, Mr. Yodose and Mr. Montgomery. The Board has determined that each member of the audit committee is an independent director as defined by the rules of Nasdaq applicable to members of an audit committee, including that each member meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. In addition, as required by the rules of Nasdaq, each member of the audit committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and statement of cash flows.

The audit committee meets on at least a quarterly basis. Both the Company’s independent registered public accounting firm and management periodically meet privately with the audit committee. During the fiscal year ended December 31, 2022, the audit committee met six times and acted by written consent one time.

The audit committee assists the Board in monitoring the integrity of the Company’s financial statements, its compliance with legal and regulatory requirements, and the independence and performance of its internal and external auditors. The audit committee’s duties, which are specified in the Company’s audit committee charter, include, but are not limited to:

•        meeting with the independent auditor prior to the audit to review the scope, planning, and staffing of the audit;

•        reviewing and discussing with management and the independent auditor the annual audit report, the annual financial statements and related notes and management’s discussion and analysis of financial condition and results of operations proposed to be included in the Company’s annual report, and recommending to the Board whether the audited financial statements and related notes and management’s discussion and analysis of financial condition and results of operations should be included in the Company’s annual report;

•        producing the report of the audit committee, as required by the rules of the SEC;

•        reviewing and discussing with management and the independent auditor the Company’s quarterly financial statements prior to the filing of each quarterly report and management’s discussion and analysis of financial condition and results of operations proposed to be included in such quarterly report;

•        discussing with management and the independent auditor, as appropriate, the Company’s critical accounting policies and practices;

•        reviewing and discussing with management and the independent auditor the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

•        discussing with the independent auditor the matters required to be discussed by PCAOB Auditing Standards No. 1301 and other applicable requirements of the PCAOB and the SEC;

•        reviewing with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s financial reporting process, internal control over financial reporting and disclosure controls and procedures;

•        selecting and retaining an independent registered public accounting firm to act as the Company’s independent auditors, and evaluating the qualifications, performance and independence of the independent auditor;

•        reviewing and approving all related-party transactions;

•        discussing with management the Company’s compliance with applicable laws and regulations and with the Company’s code of ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

•        recommending to the Board the appointment of, and continued evaluation of the performance of, independent auditors;

•        approving the fees to be paid to the independent auditor for audit services and approving the retention of independent auditors for non-audit services and all fees for such services;

•        reviewing periodic reports from the independent auditor regarding the auditor’s independence, including discussion of such reports with the auditor; and

•        discussing with the Company’s counsel legal and regulatory matters that may have a material impact on the financial statements or the Company’s compliance policies.

Financial Experts on Audit Committee

The Board determined that Mr. Sherman qualifies as an audit committee financial expert within the meaning of the rules and regulations of the SEC. In making this determination, the Board considered Mr. Sherman’s formal education and previous experience in financial roles. In addition, as required by the rules of Nasdaq, the Company has at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board determined Mr. Sherman qualifies as financially sophisticated under the rules of Nasdaq.

Report of the Audit Committee

The audit committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2022 with management, as well as with the Company’s independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 1301, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.

Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:
H. David Sherman (Chair)
Kenji Yodose
Jon M. Montgomery

Compensation Committee

The compensation committee consists of Ms. Strand, Mr. Montgomery and Mr. Sherman. The Board has determined that each member of the compensation committee is an independent director as defined by the rules of Nasdaq applicable to members of a compensation committee. The Board also determined that each member of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

The compensation committee meets from time to time to consider matters for which approval by the committee is desirable or is required by law. During the fiscal year ended December 31, 2022, the compensation committee met five times and acted by written consent three times.

The compensation committee’s duties, which are specified in the Company’s compensation committee charter, include, but are not limited to:

•        establishing, reviewing and approving the overall executive compensation philosophy and policies of the Company, including the establishment, if deemed appropriate, of performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives, and stockholder interests;

•        reviewing and approving the Company’s goals and objectives relevant to the compensation of the Company’s named executive officers, annually evaluate such officers’ performance in light of those goals and objectives and, based on this evaluation, determine such officers’ compensation level;

•        determining the compensation of all other executive officers;

•        receiving and evaluating performance target goals for the senior officers and employees (other than executive officers);

•        producing the report of the compensation committee, if required by the rules of the SEC;

•        administering or delegating the power to administer the Company’s incentive and equity-based compensation plans;

•        reviewing and making recommendations to the Board with respect to the adoption of, and amendments to, incentive compensation and equity-based plans;

•        reviewing and approving any annual or long-term cash bonus or incentive plans in which the executive officers of the Company may participate;

•        if required under Regulation S-K, reviewing the Company’s compensation discussion and analysis, discussing it with the Company’s management, and determining whether to recommend it for inclusion in the Company’s annual report or proxy statement;

•        reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviewing and discussing at least annually the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk; and

•        reviewing all director compensation and benefits for service on the Board and committees thereof at least once a year and recommending any changes to the Board, as necessary.

The compensation committee makes all decisions regarding executive officer compensation. The compensation committee periodically reviews the elements of compensation for the Chief Executive Officer, the Chief Financial Officer and the other executive officers and, subject to any existing employment agreements, sets each element of compensation for the executive officers, including annual base salary, annual incentive bonus and equity compensation. The compensation committee also periodically reviews the terms of employment agreements with the Chief Executive Officer, Chief Financial Officer and other executive officers, including in connection with any new hire or the expiration of any existing employment agreements. The compensation committee will consider the recommendations of the Chief Executive Officer when determining compensation for the other executive officers. Executive officers do not determine any element or component of their own pay package or total compensation amount. The Chief Executive Officer has no role in determining and is not present for any discussions regarding his own compensation.

The compensation committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plan. In addition, the Chief Executive Officer, the Chief Financial Officer and other members of management make recommendations to the compensation committee with regard to overall pay strategy including program designs, annual incentive design, and long-term incentive plan design for all employees. Management from time to time provides the compensation committee with market information and relevant data analysis as requested.

The compensation committee retains sole authority to engage compensation consultants, including determining the nature and scope of services and approving the amount of compensation for those services, and legal counsel or other advisors. The compensation committee assesses the independence of any consultants pursuant to the rules and regulations of the SEC and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the compensation committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Mr. Montgomery (chairperson), Ms. La Lande, Ms. Strand and Mr. Yodose. The Board has determined that each member of the nominating and corporate governance committee is an independent director as defined by the rules of Nasdaq applicable to members of a nominating committee.

The nominating and corporate governance committee meets from time to time to consider matters for which approval by the committee is desirable or is required by law. During the year ended December 31, 2022, the nominating and corporate governance committee met three times and acted by written consent zero times.

The nominating and corporate governance committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating and corporate governance committee also is responsible for developing a set of corporate governance policies and principles and recommending to the Board any changes to such policies and principles.

Guidelines for Selecting Director Nominees

The nominating committee and corporate governance committee will consider persons identified by its stockholders, management, investment bankers and others. The guidelines for selecting nominees, which are specified in the nominating and corporate governance committee charter, generally provide that persons to be nominated:

•        should be accomplished in their field and have a reputation, both personal and professional, that is consistent with the image and reputation of the Company;

•        should possess relevant experience and expertise and knowledge of the Company and issues affecting the Company; and

•        should be of high moral and ethical character and committed to enhancing stockholder value.

The nominating committee and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on our board of directors. The nominating committee and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

In addition, the Company has granted board rights to certain of its investors and partners:

•        In connection with the Business Combination, the Company entered into a stockholder’s agreement with TTC. Under the stockholder’s agreement, TTC will have the right to designate one member of the Board for appointment or election as a director for so long as TTC continues to beneficially own 5% of the outstanding our common stock. Subject to certain exceptions, we will agree to appoint the designee as a director and include the designee in management’s slate of director nominees. Mr. Yodose is TTC’s initial designee.

•        In connection with the formation of the Levo Mobility LLC (“Levo”) joint venture with Stonepeak Rocket Holdings LP (“Stonepeak”) and Evolve Transition Infrastructure LP (“Evolve”), the Company entered into a board rights agreement with Stonepeak. Under the board rights agreement, for so long as Stonepeak and Evolve beneficially own at least 10% of the Company’s common stock, Stonepeak has the right to designate one individual for appointment as a member of the Board and as a member of one committee of the Board (or two committees, if Stonepeak and Evovle beneficially own at least 15% of the Company’s common stock, or all committees, if Stonepeak and Evolve beneficially own at least 25% of the Company’s common stock). Any such designee must meet certain qualification requirements.

The Board’s objective is that its membership be comprised of a diverse group of experienced and dedicated individuals. Though the nominating committee does not have specific guidelines on diversity, it is one of many criteria considered by the nominating committee when evaluating candidates. In addition, the Company is subject to the requirements of California law and the rules of Nasdaq relating to diversity.

The nominating committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the nominating and corporate governance committee will consider properly submitted recommendations for candidates to the Board from stockholders in accordance with the Company’s bylaws. Stockholders should communicate nominee suggestions directly to the nominating committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Code of Ethics

The Company adopted a code of ethics that applies to all of its directors, officers and employees. A copy of the code of ethics is publicly available on the Company’s website at www.nuvve.com/investors/corporate-governance. We also intend to disclose future amendments to, or waivers of, its code of ethics, as and to the extent required by SEC regulations, on its website.

Policy Against Hedging and Pledging

We maintain an Insider Trading Policy that, among other things, generally prohibits all officers, including our NEOs, directors and employees from engaging in “hedging” transactions with respect to our shares. This includes short sales, hedging of share ownership positions, and transactions involving derivative securities relating to our shares. The Insider Trading Policy also generally prohibits borrowing or other arrangements involving the non-recourse pledge of our shares.

Stockholder Communications

Stockholders and interested parties may communicate with the Board, any committee or committee chairperson or the independent directors as a group by writing to the board, committee, committee chairperson or independent directors in care of Nuvve Holding Corp., 2488 Historic Decatur Rd., San Diego, California 92106. Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee or committee chairperson or all independent directors.

DIRECTOR COMPENSATION

The Board has established, based upon the recommendation of the compensation committee, a compensation program for the non-employee members of the Board. The compensation program is designed to align the directors’ compensation with the combined company’s business objectives and the creation of stockholder value. The compensation committee and the Board expect to review non-employee director compensation periodically to ensure that such compensation remains competitive and enables the combined company to recruit and retain qualified directors.

Under the non-employee directors’ compensation program, each non-employee director will receive an annual cash retainer and will receive cash fees for serving as chair or as a member of the audit, compensation or nominating and corporate governance committees, as follows:

Amount
Annual Director Compensation Cash Retainer	$40,000
Additional Annual Compensation for Committee Chairs
Audit Committee	$20,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Additional Annual Compensation for Committee Members (Other than Chairs)
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000

In addition, each non-employee director, upon their initial appointment or election, and on an annual basis, will receive a grant of restricted stock units with a fair market value as of the grant date equal to $200,000, with the initial grant vesting in three equal installments on the first second and third anniversary of the grant date, and with the annual grants vesting in full on the first anniversary of the grant date.

The following table sets forth compensation earned during the year ended December 31, 2022 by each director who is not a named executive officer and served during the year ended December 31, 2022.

Name	Fees Earned(1)	Stock Awards(2)	Total
Rashida La Lande	$40,712	$54,029	$94,741
Jon M. Montgomery	$58,925	$220,921	$279,846
H. David Sherman	$67,500	$220,921	$288,421
Angela Strand	$60,000	$220,921	$280,921
Kenji Yodose	$47,500	$220,921	$268,421
Richard A. Ashby(3)	$30,000	$220,921	$250,921

____________

(1)      Represents annual director fees paid. The director fees paid to each person listed are consistent with the director fees described herein above, including annual retainer and as a member and/or chair of a committee of the Board.

(2)      The amounts reported under “Stock Awards” are the estimated grant date fair value of restricted stock units granted during the respective year, with such amount as determined under the ASC 718, with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such awards. The assumptions made in computing the estimated fair value of such awards are disclosed in note 13 to the Company’s consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2022.

(3)      Richard A. Ashby resigned as a member of the Board effective August 10, 2022.

The following table presents information as of December 31, 2022 regarding the outstanding stock options held by each director who is not a named executive officer and who served during the year ended December 31, 2022.

	Stock Option Grants				Stock Awards
Name	Number of Securities Underlying Stock Options Exercisable	Number of Securities Underlying Stock Options Unexercisable	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Rashida La Lande	—	—	$—	—	62,887	$42,134
Jon M. Montgomery	—	—	$—	—	65,913	$44,162
H. David Sherman	—	—	$—	—	65,913	$44,162
Angela Strand	6,858	3,762	$8.71	1/20/2031	65,913	$44,162
Kenji Yodose	—	—	$—	—	65,913	$44,162
Richard A. Ashby(1)	—	—	$—	0	—	$—

____________

(1)      Richard A. Ashby resigned as a member of the Board effective August 10, 2022.

As compensation for consulting services prior to becoming a director, on August 11, 2020, Ms. Strand received an option to purchase 10,620 shares of the Company’s common stock at an exercise price of $8.71 per share (which had a grant date fair value of $56,842, as calculated using the Black-Scholes option pricing model). The option vests in 48 equal monthly installments commencing on September 11, 2020 and ending on August 11, 2024.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2022 and 2021.

Name	Year	Salary	Stock Awards(4)(5)	Option Awards(5)	Bonus(6)(9)	All Other Compensation		Total
Gregory Poilasne(1)	2022	$325,663	$198,328	$—	$172,125	$18,000		$714,116
Chief Executive Officer	2021	$451,000	$126,803	$894,841	$218,750	$1,628,747	(7)	$3,320,141

Ted Smith(2)	2022	$383,808	$67,528	$—	$286,875	$14,368		$752,579
President and Chief Operating Officer	2021	$388,906	$90,520	$611,211	$336,875	$289,579	(8)	$1,717,091

David G. Robson(3)	2022	$310,383	$130,280	$—	$135,000	$—		$575,663
Chief Financial Officer	2021	$312,500	$101,441	$444,555	$185,000	$—		$1,043,496

____________

(1)      Mr. Poilasne serves as the Chief Executive Officer of the Company. The compensation set forth in this table includes compensation paid by Nuvve prior to the Business Combination.

(2)      Mr. Smith serves as the President and Chief Operating Officer of the Company. The compensation set forth in this table includes the compensation paid by Nuvve prior to the Business Combination.

(3)      Mr. Robson serves as Chief Financial Officer of the Company.

(4)      Some stock awards were in lieu of cash compensation or bonuses.

(5)      Represents the estimated grant date fair value of the restricted stock units and stock options as determined under the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized from such awards. The assumptions made in computing the estimated fair value of such awards are discussed in note 13 of the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2022.

(6)      Represents (i) for Mr. Poilasne a 2021 Annual Bonus in the amount of $172,125 paid in 2022, a signing bonus in the amount of $50,000 paid in 2021 and a 2020 Annual Bonus in the amount of $168,750 paid in 2021; (ii) for Mr. Smith a 2021 Annual Bonus in the amount of $286,875 paid in 2022, a signing bonus in the amount of $50,000 paid in 2021 and a 2020 Annual Bonus in the amount of $286,875 paid in 2021 and (iii) for Mr. Robson, a 2021 Annual Bonus in the amount of $135,000 paid in 2022, a signing bonus in the amount of $50,000 paid in 2021 and a 2020 Annual Bonus in the amount of $135,000 paid in 2021. For each of Mr. Poilasne and Mr. Robson, their 2021 Annual Bonus was paid in the form of immediately vested restricted stock units granted on August 12, 2022 in the amounts of 31,543 shares and 25,234 shares, respectively.

(7)      Represents $18,000 of auto reimbursement in 2022. In 2021, represents deferred compensation ($1,617,347) earned during the first five years of the Company’s operations which represents 1% of the value of the Company as of the date the closing of Business Combination on March 16, 2021 and $11,400 of auto reimbursement.

(8)      Represents $14,368 of auto reimbursement in 2022. In 2021 represents deferred compensation ($289,579) earned during the first five years of the Company’s operations which represents 1% of the value of the Company as of the closing of the Business Combination on March 16, 2021 of which $29,579 was an auto reimbursement.

(9)      The Company has not paid bonuses to the named executive officers with respect to 2022 services, but we may pay such bonuses at a later date in 2023.

Narrative Disclosure to Summary Compensation Table

For 2022 and 2021, the compensation program for the Company’s named executive officers consisted of base salary and incentive compensation delivered in the form of cash bonuses and equity awards. Base salary was set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. Cash bonuses and equity awards were also set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance, subject to any employment or similar agreement with the executive.

The Company provides benefits to its named executive officers on the same basis as it provides them to all of its employees, including health, dental and vision insurance; life and disability insurance; and a tax-qualified Section 401(k) plan for which no match by the Company is provided. In 2022 and 2021, the Company did not maintain any executive-specific benefit or perquisite programs.

The Company maintains two equity plans. Upon consummation of the Business Combination, the Company established the Incentive Plan. In addition, in connection with the Business Combination, the Company assumed the Nuvve Corporation 2010 Equity Incentive Plan (the “2010 Plan”) and the options granted under such plan. However, the 2010 Plan was amended so that no further awards may be granted under such plan.

Employment Agreements

Gregory Poilasne

Until the Business Combination, Mr. Poilasne served as Nuvve’s Chief Executive Officer pursuant to an offer letter with Nuvve dated July 1, 2017. Under the offer letter, Mr. Poilasne earned base salary at a rate of $276,000 per year. In addition, Mr. Poilasne was eligible to receive an annual bonus based on the achievement of criteria as approved by Nuvve’s board of directors with a target equal to 100% of his annual base salary. In connection with the entry into the offer letter, Mr. Poilasne was granted an option to purchase 350,000 shares of Nuvve common stock (which became 74,341 shares of the Company’s common stock after assumption by the Company of such option) at an exercise price of $0.27 per share (which became an exercise price of $1.27 per share upon assumption by the Company of such option). The option vests in equal monthly installments over a five-year period.

Upon consummation of the Business Combination, Mr. Poilasne entered into a new employment agreement with the Company providing for him to serve as the Company’s Chairman of the Board and Chief Executive Officer.

Mr. Poilasne’s agreement has a term of three years. Under the agreement, Mr. Poilasne (i) earns base salary at a rate of $500,000 per year, (ii) is eligible to receive an annual bonus based on key performance indicators established by the compensation committee with a target equal to 100% of his base salary, (iii) is eligible to receive a bonus of up to $100,000 per year at the discretion of the compensation committee, and (iv) received a signing bonus of $50,000. In addition, Mr. Poilasne received a grant under the Incentive Plan of options to purchase 600,000 shares of the Company’s common stock and a grant under the Incentive Plan of 43,796 shares of restricted stock (with a value of $600,000 based on the closing market price on the date of grant). The options have an exercise price of $13.70 (the closing market price on the date of grant), vest as to one-quarter of the shares March 31, 2022 and in 12 equal quarterly installments during the following three years. The restricted stock vests in three equal installments on the first, second and third anniversary of the grant date. The Company will reimburse Mr. Poilasne for the costs of his automobile lease (up to a maximum of $20,000 for the down payment and $1,500 per month) and his mobile phone. Furthermore, Mr. Poilasne received approximately $1,548,000 in compensation in respect of his services to Nuvve in prior years, which became payable in connection with the successful completion of the Business Combination.

If Mr. Poilasne is terminated without “cause,” he will continue to receive his then current base salary for the ensuing 18 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period. If Mr. Poilasne is terminated without “cause” or resigns for “good reason” within 12 months after the Company is subject to change in control, he will receive a severance payment equal to four times his then current base salary in one lump sum.

On August 10, 2022, Mr. Poilasne entered into an employment agreement amendment with the Company. Under the amendment, Mr. Poilasne agreed to adjust his annual compensation, from September 1, 2022 until August 31, 2023 (the “New Salary Period”), to a base salary of $65,000 and a number of restricted stock units equal to $182,430 in shares of common stock based on a value per share equal to the closing price of the common stock on August 12, 2022 (rounded up to the nearest whole share) that will vest monthly at the end of each month over the course of the New Salary Period in accordance with the table below.

Grant Date November 30, 2022	Grant Date December 31, 2022	Grant Date January 31, 2023	Grant Date February 28, 2023	Grant Date March 31, 2023	Grant Date April 30, 2023	Grant Date May 31, 2023	Grant Date June 30, 2023	Grant Date July 31, 2023	Grant Date August 31, 2023
36,850	15,203	15,203	15,203	15,203	15,203	15,203	15,203	15,203	15,203

The compensation committee also approved a 5% increases in base salary for Mr. Poilasne, effective as of May 1, 2022, from $500,000 to $525,000.

Ted Smith

Until the Business Combination, Mr. Smith served as Nuvve’s Chief Operating Officer pursuant to an offer letter with Nuvve dated December 16, 2016. Under the offer letter, Mr. Smith earned base salary at a rate of $227,500 per year, which was increased to $260,000 during 2020. In addition, Mr. Smith was eligible to receive an annual bonus based on the achievement of criteria as approved by Nuvve’s board of directors with a target equal to 100% of his annual base salary. In connection with the entry into his original offer letter dated December 16, 2016, Mr. Smith was granted an option to purchase 660,000 shares of Nuvve common stock (which became 161,426 shares of the Company’s common stock after assumption by the Company of such option) at an exercise price of $0.27 per share (which became an exercise price of $1.27 per share upon assumption by the Company of such option). The option vests as to 25% of the shares on the anniversary of the grant date and thereafter vests as to the remaining 75% of the shares monthly in equal installments over a three-year period. During the term of his employment, Mr. Smith was granted additional option awards by Nuvve, which are described below under “Outstanding Equity Awards Table” and in the narrative disclosure to the table. Mr. Smith was awarded a discretionary cash bonus of $150,000 for 2022 and $100,000 for 2021.

Upon consummation of the Business Combination, Mr. Smith entered into a new employment agreement with the Company providing for him to serve as the Company’s President and Chief Operating Officer.

Mr. Smith’s agreement has a term of three years. Under the agreement, Mr. Smith (i) earns base salary at a rate of $425,000 per year, (ii) is eligible to receive an annual bonus based on key performance indicators established by the compensation committee with a target equal to 100% of his base salary, (iii) is eligible to receive a bonus of up to $75,000 per year at the discretion of the compensation committee, and (iv) received a signing bonus of $50,000. In addition, Mr. Smith received a grant under the Incentive Plan of options to purchase 350,000 shares of the Company’s common stock and a grant under the Incentive Plan of 25,547 shares of restricted stock (with a value of $350,000 based on the closing market price on the date of grant). The options have an exercise price of $13.70 (the closing market price on the date of grant), vest as to one-quarter of the shares March 31, 2022 and in equal quarterly installments during the following three years. The restricted stock vests in three equal installments on the first, second and third anniversary of the grant date. The Company will reimburse Mr. Smith for the costs of his automobile lease (up to a maximum of $20,000 for the down payment and $1,200 per month) and his mobile phone. Furthermore, Mr. Smith received approximately $260,000 in compensation in respect of his services to Nuvve in prior years, which became payable in connection with the successful completion of the Business Combination.

If Mr. Smith is terminated without “cause,” he will continue to receive his then current base salary for the ensuing 18 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period. If Mr. Smith is terminated without “cause” or resigns for “good reason” within 12 months after the Company is subject to change in control, he will receive a severance payment equal to three times his then current base salary in one lump sum.

On August 10, 2022, Mr. Smith entered into an employment agreement amendment with the Company. Under the amendment, Mr. Smith agreed to adjust his annual compensation, during the New Salary Period, to a base salary of $401,625 and a number of restricted stock units equal to $44,625 in shares of common stock based on a value per share equal to the closing price of the common stock on August 12, 2022 (rounded up to the nearest whole share) that will vest monthly at the end of each month over the course of the New Salary Periodin accordance with the table below.

Grant Date November 30, 2022	Grant Date December 31, 2022	Grant Date January 31, 2023	Grant Date February 28, 2023	Grant Date March 31, 2023	Grant Date April 30, 2023	Grant Date May 31, 2023	Grant Date June 30, 2023	Grant Date July 31, 2023	Grant Date August 31, 2023
8,918	3,719	3,719	3,719	3,719	3,719	3,719	3,719	3,719	3,719

The compensation committee also approved a 5% increases in base salary for Mr. Smith, effective as of May 1, 2022, from $425,000 to $446,250.

David G. Robson

Upon consummation of the Business Combination, Mr. Robson entered into an employment agreement with the Company providing for him to serve as the Company’s Chief Financial Officer.

Mr. Robson’s agreement has a term of three years. Under the agreement, Mr. Robson (i) earns base salary at a rate of $400,000 per year, (ii) is eligible to receive an annual bonus based on key performance indicators established by the compensation committee with a target equal to 100% of his base salary, and (iii) received a signing bonus of $50,000. In addition, Mr. Robson received a grant under the Incentive Plan of options to purchase 300,000 shares of the Company’s common stock and a grant under the Incentive Plan of 18,248 shares of restricted stock (with a value of $250,000 based on the closing market price on the date of grant). The options have an exercise price of $13.70 (the closing market price on the date of grant), vest as to one-quarter of the shares March 31, 2022 and in equal quarterly installments during the following three years. The restricted stock vests in three equal installments on the first, second and third anniversary of the grant date. The Company will reimburse Mr. Robson for the costs of his mobile phone.

If Mr. Robson is terminated without “cause,” he will continue to receive his then current base salary for the ensuing 12 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period. If Mr. Robson is terminated without “cause” or resigns for “good reason” within 12 months after the Company is subject to change in control, he will receive a severance payment equal to three times his then current base salary in one lump sum.

On August 10, 2022, Mr. Robson entered into an employment agreement amendment with the Company. Under the amendment, Mr. Robson agreed to adjust his annual compensation, during the New Salary Period, to a base salary of $166,472 and a number of restricted stock units equal to $166,472 in shares of common stock based on a value per share equal to the closing price of the common stock on August 12, 2022 (rounded up to the nearest whole share) that will vest monthly at the end of each month over the course of the New Salary Period.

Grant Date November 30, 2022	Grant Date December 31, 2022	Grant Date January 31, 2023	Grant Date February 28, 2023	Grant Date March 31, 2023	Grant Date April 30, 2023	Grant Date May 31, 2023	Grant Date June 30, 2023	Grant Date July 31, 2023	Grant Date August 31, 2023
33,269	13,873	13,873	13,873	13,873	13,873	13,873	13,873	13,873	13,873

The compensation committee also approved a 5% increases in base salary for Mr. Robson, effective as of May 1, 2022, from $400,000 to $420,000.

401(k) Retirement Plan

For 2022 and 2021, the Company provided a tax-qualified Section 401(k) plan for all employees, including its named executive officers. The Company did not provide a match for participants’ elective contributions to the 401(k) plan, nor did the Company provide to employees, including its named executive officers, any other retirement benefits, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans and nonqualified defined contribution plans.

Outstanding Equity Awards at Year End

The following table presents information regarding the outstanding stock options and restricted stock units held by the Company’s named executive officers at December 31, 2022.

	Stock Option Grants						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expriation Date	Number of Shares or Units of Stock That Have Not Vested(4)	Market Value of Shares of Units of Stock That Have Not Vested
Gregory Poilasne	74,341	(1)	—	(1)	$1.27	6/30/2027	—	—
Gregory Poilasne	262,500		337,500	(3)	$13.70	3/23/2031	29,197	$19,562
Ted Smith	21,240	(2)	—		$1.27	9/24/2025	—	—
Ted Smith	140,186	(2)	—		$1.27	6/30/2027	—
Ted Smith	84,076	(2)	22,126	(2)	$6.97	8/10/2030	—	—
Ted Smith	153,125		196,875	(3)	$13.70	3/23/2031	17,032	$11,411
David D. Robson	131,250		168,750	(3)	$13.70	3/23/2031	12,166	$8,151

____________

(1)      Option vests monthly in equal installments over a five year period.

(2)      Option vests as to 25% of the shares on the anniversary of the grant date and thereafter vests as to the remaining 75% of the shares monthly in equal installments over a three year period.

(3)      The options vest as to 25% of the shares March 31, 2022 and thereafter vests in 12 equal quarterly installments during the following three years.

(4)      The restricted stock will vest in three equal installments on the first, second and third anniversary of the grant date.

Potential Payments upon Termination or Change in Control

As indicated above, each of Mr. Poilasne, Mr. Smith and Mr. Robson is entitled to a severance payment if his employment is terminated under specified circumstances, including upon certain terminations in connection with a change in control of the Company.

In addition, the vesting of stock options and restricted stock units granted to the Company’s named executive officers under the Incentive Plan will be accelerated upon the occurrence of certain non-negotiated change of control transactions. In the event of certain negotiated change of control transactions, the compensation committee or the Board may (i) accelerate the vesting of the stock options and restricted stock awards under the Incentive Plan, or (ii) require the executive to relinquish the stock options or restricted stock awards under the Incentive Plan to the Company upon the tender by the Company to the executive of cash in an amount equal to the repurchase value of such award. Furthermore, in the event of a corporate transaction (as defined in the 2010 Plan), the administrator of the 2010 Plan may arrange for acceleration of the vesting of the awards and/or for the acquiring corporation to assume or continue the awards under the 2010 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of April 14, 2023, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;

•        each of the Company’s executive officers and directors; and

•        all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all the Company’s common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares(2)
Directors and Executive Officers
Gregory Poilasne(3)(5)	1,682,900	6.7%
Ted Smith(4)(5)	732,079	2.9%
David Robson(5)	368,655	1.5%
Angela Strand(6)(7)	98,340	*
Kenji Yodose(6)	90,154	*
H. David Sherman(6)	133,279	*
Jon M. Montgomery(6)	90,154	*
Rashida La Lande(6)	73,205	*
All directors and executive officers (8 individuals)	3,301,089	13.2%
5% Beneficial Holders
Stonepeak GP Investors Manager LLC(8)	9,000,000	35.9%
NeoGenesis Holding Co., Ltd.(9)	1,708,812	6.8%
University of Delaware(10)	1,674,326	6.7%
Toyota Tsusho Corporation(11)	1,466,719	5.9%
EDF Renewables, Inc.(12)	1,025,563	4.1%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Nuvve Holding Corp., 2488 Historic Decatur Rd., Suite 200, San Diego, California 92106.

(2)      The percentage of beneficial ownership is calculated based on 25,042,469 shares of the Company’s common stock outstanding as of the record date of April 14, 2023.

(3)      The beneficial ownership of Mr. Poilasne includes 449,341 shares of the Company’s common stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of the record date of April 14, 2023, and excludes options to purchase 225,000 shares of the Company’s common stock that will not become exercisable within 60 days of the record date of April 14, 2023.

(4)      The beneficial ownership of Mr. Smith includes 479,740 shares of the Company’s common stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of the record date of April 14, 2023, and excludes options to purchase 137,888 shares of the Company’s common stock that will not become exercisable within 60 days of the record date of April 14, 2023.

(5)      The beneficial ownership of Mr. Robson includes 187,500 shares of the Company’s common stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of the record date of April 14, 2023, and excludes options to purchase 112,500 shares of the Company’s common stock that will not become exercisable within 60 days of the record date of April 14, 2023.

(6)      The beneficial ownership of each of Ms. Strand and La Lande, and Messrs. Montgomery, Sherman and Kenji Yodose excludes 38,891 shares of the Company’s common stock issuable upon the vesting of restricted stock units that will not vest within 60 days of the record date of April 14, 2023.

(7)      The beneficial ownership of Ms. Strand includes 8,186 shares of common stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 14, 2023, and excludes 2,434 shares of the Company’s common stock issuable upon the exercise of options that will not become exercisable within 60 days the record date of April 14, 2023.

(8)      This amount includes shares of common stock issuable under the Levo warrants and the Levo SPA to each of Stonepeak II and Evolve. Stonepeak Associates IV LLC is the general partner of Stonepeak II. Stonepeak GP Investors IV LLC is the sole member of Stonepeak Associates IV LLC. Stonepeak GP Investors Manager LLC is the managing member of Stonepeak GP Investors IV LLC. Mr. Dorrell serves as the managing member of Stonepeak GP Investors Manager LLC. Accordingly, Mr. Dorrell, Stonepeak GP Investors Manager LLC, Stonepeak GP Investors IV LLC and Stonepeak Associates IV LLC may be deemed to beneficially own the securities beneficially owned by Stonepeak II. Affiliates of Stonepeak II, including Stonepeak GP Investors Manager LLC and Mr. Dorrell, control Evolve and its general partner and have the ability to appoint all of the members of the board of directors of the general partner of Evolve. Accordingly, Stonepeak GP Investors Manager LLC and Mr. Dorrell may be deemed to beneficially own the securities beneficially owned by Evolve. Each of Mr. Dorrell, Stonepeak GP Investors Manager LLC, Stonepeak GP Investors IV LLC and Stonepeak Associates IV LLC, as applicable, disclaims beneficial ownership of the securities beneficially owned by Stonepeak II except to the extent of his or its pecuniary interest therein. Each of Mr. Dorrell, Stonepeak GP Investors Manager LLC, Stonepeak GP Investors IV LLC, Stonepeak Associates IV LLC and Stonepeak II, as applicable, disclaims beneficial ownership of the securities beneficially owned by Evolve except to the extent of his or its pecuniary interest therein.

          The beneficial ownership of Stonepeak II excludes 2,000,000 shares of common stock issuable upon exercise of Levo warrants that will not vest within 60 days the record date of April 14, 2023.

          The business address of each of Mr. Dorrell, Stonepeak GP Investors Manager LLC, Stonepeak GP Investors IV LLC, Stonepeak Associates IV LLC, Stonepeak Rocket Upper Holdings LP and Stonepeak is 55 Hudson Yards, 550 W. 34th Street, 48th Floor, New York, New York 10022. The address of the principal office for Evolve is 1360 Post Oak Blvd., Suite 2400, Houston, TX 77056.This information is based solely on a Schedule 13D filed with the SEC by Stonepeak Rocket Holdings LP and its affiliates with the SEC on August 9, 2021, which reported ownership as of August 4, 2021

          Pursuant to the Levo warrants and the Levo SPA, Stonepeak II and Evolve may acquire up to 11,000,000 shares of the Company’s common stock in the aggregate (subject to adjustment), which may result in a change in control of the Company.

(9)      The beneficial ownership of NeoGenesis Holding Co., Ltd. includes 136,250 shares of the Company’s common stock issuable upon exercise of the Company’s warrants. Wenhui Xiong owns and controls NeoGenesis Holding Co., Ltd. The business address of each of Mr. Xiong and NeoGenesis Holdings Co., Ltd. is Room 801, Building C, SOHO Square, No. 88, Zhongshan East 2nd Road, Huangpu District, Shanghai, 200002, China.

(10)    The beneficial ownership of The University of Delaware consists of 1,674,326 shares of common stock. The business address of the University of Delaware is 124 Hullihen Hall, Newark, Delaware 19716.

(11)    The beneficial ownership of TTC consists of 1,466,719 shares of common stock. The business address of Toyota Tsusho Corporation is Century Toyota Bld. 9-8, Meieki 4-chome, Nakamura-ku, Nagoya, 450-8575, Japan.

(12)    The beneficial ownership of EDF Renewables consists of 1,025,563 shares of common stock. The business address of EDF Renewables, Inc. is 15445 Innovation Drive, San Diego, California 92128.

EQUITY COMPENSATION PLANS

As of December 31, 2022, the Company had the following compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	2,585,471	$8.46	714,529
Equity compensation plans not approved by security holders(2)	1,711,112	$—	—
Total	4,296,583		714,529

____________

(1)      Includes outstanding options and the number of securities remaining available for future issuance under the Incentive Plan.

(2)      Includes outstanding options under the 2010 Plan. No further awards may be granted under the 2010 Plan.

2010 Plan

Pursuant to the Merger Agreement, the 2010 Plan and the options granted thereunder were adopted and assumed by the Company upon the closing of the Business Combination, but the 2010 Plan was amended so that no further awards may be granted thereunder.

Administration.    The compensation committee administers the 2010 Plan. Subject to the terms of the 2010 Plan, the administrator has the power to, among other things, construe and interpret the terms of the 2010 Plan and awards granted thereunder, accelerate the time at which awards may be exercised or vest, and amend the 2010 Plan.

Options.    No option granted under the 2010 Plan is exercisable after the expiration of ten years from the date of its grant. The exercise price per share of each option granted under the 2010 Plan was at least 100% of the fair market value per share of Nuvve’s common stock on the grant date. Certain of the options granted under the 2010 Plan include a provision whereby the participant may elect at any time before the participant’s service terminates to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Subject to certain limitations, any unvested shares so purchased would be subject to a repurchase right in favor of the Company.

Changes to Capital Structure.    In the event of certain changes to the Company’s capital structure, such as a merger, consolidation, reorganization, recapitalization, non-cash dividends, large nonrecurring dividends, liquidating dividend, exchange of shares, stock dividend, stock split, reverse stock split or similar equity restructuring transaction, the administrator will appropriately and proportionately adjust (i) the class and maximum number of securities subject to the 2010 Plan, (ii) the class and maximum number of securities that may be issued pursuant to the exercise of incentive stock options, and (iii) the class and number of securities and price per share of stock subject to outstanding awards. In the event of a corporate transaction (as defined in the 2010 Plan), the administrator of the 2010 Plan may arrange for acceleration of the vesting of the awards and/or for the acquiring corporation to assume or continue the awards under the 2010 Plan. In the event of a change in control (as defined in the 2010 Plan), an award under the 2010 Plan may be subject to additional acceleration of vesting and exercisability as provided in the award agreement or in any other agreement between the Company and the participant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR
INDEPENDENCE

Related Party Transactions

Business Combination

In connection with the Business Combination, the Company was a party to the following agreements in which related parties of the Company had a material interest:

Merger Agreement

On the closing date of the Business Combination, March 19, 2021 (the “Closing Date”), the Company consummated the Business Combination with Newborn and Nuvve, as contemplated by Merger Agreement. Prior to the Business Combination, Newborn was a publicly traded special purpose acquisition corporation, the Company was a wholly owned subsidiary of Newborn, and Nuvve was a private operating company. On the Closing Date, pursuant to the Merger Agreement, (i) Newborn reincorporated to Delaware via the Reincorporation Merger (the merger of Newborn with and into the Company, with the Company surviving as the publicly traded entity), and (ii) immediately after the Reincorporation Merger, the Company acquired Nuvve via the Acquisition Merger (the merger of Merger Sub with and into Nuvve, with Nuvve surviving as the wholly-owned subsidiary of the Company).

Upon the closing of the Reincorporation Merger, each of Newborn’s outstanding units was automatically separated into its constituent securities and Newborn’s outstanding securities (including the Newborn ordinary shares and Newborn warrants purchased by the investors in the PIPE) were converted into a like number of equivalent securities of the Company, except that each of Newborn’s rights was converted automatically into one-tenth of one share of the Company common stock in accordance with its terms.

Upon the closing of the Acquisition Merger, each share of Nuvve common stock outstanding immediately prior to the effective time of the Acquisition Merger (including the shares issued upon conversion of Nuvve’s preferred stock and upon conversion of the bridge loan advanced to Nuvve upon the signing of the Merger Agreement) automatically was converted into approximately 0.21240305 shares (the “Closing Exchange Ratio”) of the Company common stock, for an aggregate of 9,122,996 shares of the Company common stock. Each outstanding option to purchase Nuvve common stock was assumed by the Company and converted into an option to purchase a number of shares of the Company common stock equal to the number of shares of Nuvve common stock subject to such option immediately prior to the effective time multiplied by the Closing Exchange Ratio, for an aggregate of 1,303,610 shares of the Company common stock, at an exercise price equal to the exercise price immediately prior to the effective time divided by the Closing Exchange Ratio.

Purchase and Option Agreement

Pursuant to a purchase and option agreement, dated as of November 11, 2020 (the “Purchase and Option Agreement”), between the Company and EDF Renewables, Inc. (“EDF Renewables”), a former stockholder of Nuvve and the owner of more than 5% of the Company common stock, immediately after the closing, the Company repurchased 600,000 shares of the Company common stock from EDF Renewables at a price of $10.00 per share. In addition, on the Closing Date, EDF Renewables exercised its option to sell an additional $2,000,000 of shares of the Company common stock back to the Company at a price per share of $14.87 (the average closing price over the five preceding trading days), which was consummated on April 26, 2021. Gregory Poilasne, the Company’s Chairman and Chief Executive Officer, and Ted Smith, the Company’s President and Chief Operating Officer, committed to repurchase such shares from the Company at the same price the Company paid for them (or $14.87 per share). Such repurchases, in the aggregate amount of $2,000,000, took place during the first half of 2022.

Registration Rights Agreement

On the Closing Date, the Company entered into a registration rights agreement (the “RRA”), by and among the Company, Newborn’s initial shareholders and certain former Nuvve stockholders, which provides for the registration of the Company common stock received by Newborn’s initial shareholders and such former Nuvve stockholders in the Reincorporation Merger and the Acquisition Merger, respectively. Newborn’s initial shareholders and such former Nuvve stockholders are entitled to (i) make a written demand for registration under the Securities Act of all or part of their shares and (ii) exercise “piggy-back” registration rights with respect to registration statements filed following the consummation of the Business Combination. Pursuant to the RRA, the Company shall bear the expenses incurred in connection with the filing of any such registration statements. As such, the Company is bearing the expenses incurred in connection with the filing of this Registration Statement.

Stockholder Agreement

On the Closing Date, the Company entered into a stockholder’s agreement (the “Stockholder’s Agreement”), by and among the Company and TTC, a former stockholder of Nuvve and the owner of more than 5% of the Company common stock, pursuant to which TTC will have the right to designate one member of the Company’s board of director for appointment or election as a director for so long as TTC continues to beneficially own 5% of the outstanding the Company common stock. Subject to certain exceptions, the Company will agree to appoint the designee as a director and include the designee in management’s slate of director nominees. Kenji Yodose will be TTC’s initial designee.

The descriptions of the Merger Agreement, Purchase and Option Agreement, Indemnification Escrow Agreement, the Earn-out Escrow Agreement, the Letter of Transmittal, the Lock-Up Agreement, the RRA and the Stockholder’s Agreement do not purport to be complete and are qualified in their entirety by the full text of such documents, which are attached hereto as exhibits to the registration statement of which this prospectus forms a part.

Newborn Formation and Initial Public Offering

On May 17, 2019, Newborn sold 1,150,000 ordinary shares to its initial shareholders for an aggregate of $25,000. Newborn subsequently declared a share dividend of 0.25 shares for each outstanding share, resulting in 1,437,500 ordinary shares being outstanding. On February 19, 2020, simultaneously with the closing of its initial public offering, Newborn consummated a private placement of 272,500 private units with its sponsor at a price of $10.00 per unit, generating total proceeds of $2,725,000. In the Business Combination, the Newborn ordinary shares were exchanged for shares of the Company common stock and the Newborn private units were automatically separated into their constituent securities and exchanged for shares of the Company common stock and pre-merger warrants. The Newborn initial shareholders have entered into lock-up agreements, pursuant to which certain shares of the Company common stock and pre-merger warrants held by the initial shareholders will be locked up for six months after the closing, with respect to 50% of such shares and warrants, and for one year, with respect to the remaining 50% of such shares and warrants (subject to certain exceptions contained therein).

The private warrants held by Newborn initial shareholders are identical to the public warrants, except that the private warrants (i) may be exercised on a cashless basis at the holder’s option and (ii) will not be redeemable by the Company, in each case as long as they are held by the sponsor or its permitted transferees. Additionally, because the Newborn private units were issued in a private transaction, the sponsor and its permitted transferees will be allowed to exercise the Company pre-merger warrants for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares.

Intellectual Property Acquisition and Research Activities

On November 7, 2017, Nuvve entered into an IP acquisition agreement with the University of Delaware, a beneficial owner of more than 5% of the outstanding the Company common stock. Pursuant to the IP acquisition agreement, the University of Delaware assigned to Nuvve certain of the key patents underlying its V2G technology.

Under the agreement, Nuvve agreed to make certain milestone payments to the University of Delaware in the aggregate amount of up to $7,500,000 based on the achievement of certain substantial commercialization targets.

The IP acquisition agreement terminates upon the later of the date all the milestone payments described above are made and the expiration date of the patents transferred to Nuvve. If the University of Delaware terminates the agreement upon the material breach by Nuvve of certain limited provisions of the IP assignment agreement (which do not include the milestone payment provisions) that is not cured with 45 days after notice from the university, Nuvve will be required to assign the patents back to the university. In the event the University of Delaware notifies Nuvve of a third party’s interest in a region in which the patents are valid, and Nuvve does not within 60 days inform the university that either it intends to address the region pursuant to a commercially reasonable development plan or it intends to enter into a license agreement with an identified third party, Nuvve will be deemed to have granted to the University of Delaware an exclusive sublicensable license to the patents in the unaddressed region.

In addition, on September 1, 2016, Nuvve entered into a research agreement with the University of Delaware, whereby the university performs research activity as specified annually by Nuvve. Under the terms of the agreement, Nuvve pays a minimum of $400,000 annually in equal quarterly installments. For each of the years ended December 31, 2022 and 2021, $400,000 was paid under the research agreement.

System Development in Japan

On July 9, 2018, Nuvve entered into a foundation agreement with TTC, a beneficial owner of more than 5% of the outstanding the Company common stock, and on January 9, 2020, Nuvve entered into a system development and license agreement with TTC. Under the foundation agreement, Nuvve develops charger systems incorporating V2G technology for TTC in connection with various projects in Japan. Under the system development and license agreement, Nuvve agreed to develop commercial V2G systems specifically targeted for the Japanese market for TTC and granted TTC an exclusive license to the intellectual property for any such newly developed target V2G systems in Japan. Under the agreements, TTC paid Nuvve fees in the amount of $40,500 and $399,620 during the years ended December 31, 2022 and 2021, respectively.

On October 5, 2020, Nuvve entered into an agreement with TTC whereby Nuvve agreed to reimburse TTC for certain legal fees, up to approximately $96,000, associated with a license agreement between the parties. The reimbursement is payable upon the completion by Nuvve of an equity financing or the completion of the licensing agreement.

Levo Joint Venture

On August 4, 2021, the Company formed the Levo joint venture with Stonepeak and Evolve (together, the “Investors”). Stonepeak is the beneficial owner of more than 5% of the Company’s common stock.

In connection with the Levo joint venture, on August 4, 2021, the Company’s wholly owned operating subsidiary, Nuvve, entered into the Amended and Restated Limited Liability Company Agreement for Levo with the Investors (the “Levo LLCA”); the Company entered into a Development Services Agreement with Levo (the “DSA”); the Company entered into a Parent Letter Agreement with the Investors and Levo (the “PLA”); the Company entered into a Board Rights Agreement with Stonepeak (the “BRA”); and the Company entered into an Intellectual Property License and Escrow Agreement with Levo (the “IP License and Escrow Agreement”).

Levo LLCA

The Levo LLCA governs the affairs of Levo and the conduct of its business.

The membership interests authorized by the Levo LLCA consist of Class A Common Units, Class B Preferred Units, Class C Common Units and Class D Incentive Units. On the Joint Venture Date and the signing of the Levo LLCA, Levo issued 510,000 Class A Common Units to Nuvve, 2,801 Class B Preferred Units to the Investors, and 490,000 Class C Common Units to the Investors. The Investors agreed to pay to Levo an aggregate purchase price of $2,801,000 for the Class B Preferred Units and the Class C Common Units. The Investors will receive additional Class B Preferred Units for each $1,000 in additional capital contributions made by them.

The Class B Preferred Units have an initial liquidation preference of $1,000 per unit and are entitled to cumulative preferred distributions at a rate of 8% of the liquidation preference per annum, payable quarterly. Available cash will be distributed quarterly, first, to the Class B Preferred Unit holders to pay the preferred distributions for such quarter; second, to the Class B Preferred Unit holders to pay all amounts due and unpaid on such units (including accumulated and unpaid preferred distributions); third, until the liquidation preference of the Class B Preferred Units is reduced to $1.00, to both the Class B Preferred Unit holders and the Common Unit holders, with the percentage allocation between them varying based on a leverage ratio; and thereafter, to the Common Unit holders. Distributions on the Class B Preferred Units in excess of the preferred distributions will reduce the liquidation preference of the Class B Preferred Units. Until the completion of the first full twelve fiscal quarters after the Investors have made aggregate capital contributions of at least $50 million, Levo may elect to pay the preferred distributions in cash or in kind.

The Class D Incentive Units are profits interests intended to provide incentives to certain key employees and service providers of Levo, its members and its affiliates. The Class D Incentive Unit holders will receive certain distributions from and after the time that the Class B Preferred Unit holders have received a target return on their investment and the Common Unit holders have received a return of their capital contributions.

At the earliest to occur of August 4, 2028, a fundamental change (which includes, for example, a change of control of the Company or Nuvve, certain changes in ownership of Levo, a sale of all or substantially all of Levo’s assets, or an initial public offering or direct listing of Levo) (a “Fundamental Change”) or a trigger event (which includes, for example, a failure to pay quarterly distributions or a material breach by the Company, Nuvve or their applicable affiliates of such person’s obligations under the transaction documents) (a “Trigger Event”), Stonepeak will have the option to cause Levo to redeem the Class B Preferred Units in whole or in part from time to time at a redemption price equal to the greater of the liquidation preference, a price based on a 12.5% internal rate of return, and a price based on a 1.55 multiple on invested capital.

At any time following the earliest to occur of August 4, 2028 and a Trigger Event, Stonepeak has the right to cause a sale of Levo. In addition, at any time following the earliest to occur of August 4, 2023, the date on which Levo has entered into contracts with third parties to spend at least $500 million in aggregate capital expenditures, and a Trigger Event, Stonepeak has the right to effect an underwritten initial public offering of Levo.

Levo will be managed by a board of managers consisting of nine managers, of whom (i) five will be appointed by Nuvve, (ii) for so long as any Class B Preferred Units remain outstanding or Stonepeak owns at least ten percent or more of the issued and outstanding Common Units, three will be appointed by Stonepeak, and (iii) one will be an independent manager. For so long as Evolve owns more than two percent of the issued and outstanding Common Units, Evolve will have the right to designate one person to act as an observer at all meetings of the board of managers, subject to certain limited exceptions. Certain specified actions will require the approval of at least one of the Stonepeak managers, the representative of the Class B Preferred Unit holders and/or Evolve.

Nuvve and its affiliates are required to present to Levo all investment or business opportunities they become aware of and desire to pursue, to the extent such investment or business opportunities are within the scope of, primarily relate to or compete with, Levo’s business, and shall not pursue any such business opportunity, subject to certain exceptions, during the period ending on the earliest to occur of the funding of the full commitment amount (generally $750 million, subject to increase or decrease in accordance with the Levo LLCA), the end of the commitment period (generally August 4, 2024, subject to reduction or extension in certain circumstances) or a monetization event (including, for example, an underwritten initial public offering or sale of Levo).

The Levo LLCA includes other customary provisions for an agreement of its type, including tag-along rights, a right of first offer on transfers, and drag-along rights.

DSA

Under the DSA, the Company or one of its affiliates will provide certain services to Levo and its subsidiaries, including operational, commercial, research and development, engineering, business development, legal, regulatory, accounting, treasury, and finance services.

As payment for the services, upon conclusion of the initial development period, which commenced on August 4, 2021 and runs through the date that Levo has entered into contracts with third parties to spend at least $25,000,000, in the aggregate, of capital expenditures relating to qualifying business opportunities, Levo will pay the Company an amount equal to 49% of each of the Company’s aggregate total of budgeted out-of-pocket and general and administrative expenses allocable to the provision of the services, and a fixed monthly general and administrative fee, in each case, incurred during such initial development period. After the expiration of the initial development period, Levo will pay the Company an amount equal to 100% of its budgeted out-of-pocket and general and administrative expenses allocable to the provision of the services, and a fixed monthly general and administrative fee.

The DSA may be terminated under certain conditions, including by Levo for convenience upon 30 days’ written notice, by either party upon written notice to the other party upon a material uncured breach of the DSA, by the Company on 90 days’ written notice if no business opportunities have been approved during the commitment period under the Levo LLCA, or by either party upon 30 days’ notice following the earliest to occur of the 3rd anniversary of Levo’s initial public offering, the 3rd anniversary of the date the Company ceases to own any Levo equity interests, and the 5th anniversary of the date Nuvve ceases to have the right to designate a majority of Levo’s board of managers.

PLA

The PLA includes, among other provisions, certain restrictive covenants with respect to Levo’s business, including a business opportunities covenant applicable to the Company that is identical to the one in the Levo LLCA described above, and a covenant granting Stonepeak a right of first offer to participate in certain future financing transactions of Levo. In addition, the Company agreed to reimburse each of the Investors for a portion of their out-of-pocket expenses incurred in connection with the due diligence, documentation and negotiation of the agreements.

BRA

Under the BRA, so long as the Investors beneficially own any Class B Preferred Units of Levo or at least 10% of the Company’s common stock, Stonepeak has the right to designate two individuals to act as observers (the “Board Observer”) at all meetings of the Company’s board of directors; however, if there is an Investor Director (as defined below) then serving on the Company’s board, Stonepeak will have the right to appoint one Board Observer instead of two. In addition, for so long as the Investors beneficially own at least 10% of the Company’s common stock, Stonepeak has the right to designate one individual (the “Investor Director”) for appointment as a member of the Company’s board of directors and as a member of one committee of the board of directors (or two committees, if the Investors beneficially own at least 15% of the Company’s common stock, or all committees, if the Investors beneficially own at least 25% of the Company’s common stock). Any such designee must meet certain qualification requirements.

IP License and Escrow Agreement

The IP License and Escrow Agreement provides that (i) all intellectual property of the Company used in Levo’s business will be deposited into escrow, to be released to Levo upon the occurrence of certain specified release events (including, for example, certain circumstances in which the Company ceases to provide the services under the DSA and certain bankruptcy-related events), and (ii) the Company will grant a license to such intellectual property to Levo, which may be exercised solely after the occurrence of one of the specified release events.

If (i) one of the specified release events has occurred, (ii) the Investors have made capital contributions to Levo of at least $1 billion in respect of the Class B Preferred Units or the commitment period has expired, and (iii) the Company and its subsidiaries no longer own any equity interests in Levo, from and after such time and for so long as the license subsists and the intellectual property remains proprietary, Levo shall pay the Company (or its successor) a royalty on all vehicle-to-grid net revenue generated by or on behalf of or otherwise attributable to Levo and its affiliates and sublicensees from assets acquired or developed by Levo and its sublicensees.

Levo Warrants and the Levo SPA

In connection with the signing of the term sheet for the Levo joint venture on May 17, 2021 (the “Letter Agreement”), the Company issued warrants (the “Levo Warrants”) to Stonepeak, which subsequently transferred its Levo Warrants to Stonepeak Rocket Holdings II LP (“Stonepeak II”), and to Evolve, in five separate series, as follows (in each case, with 90% allocated to Stonepeak II and 10% allocated to Evolve):

•        Series B Warrants to purchase 2,000,000 shares of the Company’s common stock, in the aggregate, at an exercise price of $10.00 per share, which are fully vested upon issuance;

•        Series C Warrants to purchase 1,000,000 shares of the Company’s common stock, in the aggregate, at an exercise price of $15.00 per share, which are vested as to 50% of the shares upon issuance and vest as to the remaining 50% when Levo has entered into contracts with third parties for $125 million in aggregate capital expenditures;

•        Series D Warrants to purchase 1,000,000 shares of the Company’s common stock, in the aggregate, at an exercise price of $20.00 per share, which are vested as to 50% of the shares upon issuance and vest as to the remaining 50% when Levo has entered into contracts with third parties for $250 million in aggregate capital expenditures;

•        Series E Warrants to purchase 1,000,000 shares of the Company’s common stock, in the aggregate, at an exercise price of $30.00 per share, which are vested as to 50% of the shares upon issuance and vest as to the remaining 50% when Levo has entered into contracts with third parties for $375 million in aggregate capital expenditures; and

•        Series F Warrants to purchase 1,000,000 shares of the Company’s common stock, in the aggregate, at an exercise price of $40.00 per share, which are vested as to 50% of the shares upon issuance and vest as to the remaining 50% when Levo has entered into contracts with third parties for $500 million in aggregate capital expenditures.

The Levo Warrants may be exercised for cash or on a cashless basis. The Levo Warrants expire on May 17, 2031. The Company will not be required to net cash settle the Levo Warrants under any circumstances. The exercise price and number of shares issuable upon exercise of the Levo Warrants are subject to adjustment for changes in the Company’s capital stock, including stock splits, stock combinations, stock dividends, reclassifications, distributions of purchase rights and distributions of assets. If the Company completes a business combination, the Levo Warrants shall be converted into the right to acquire the property they would have received if the Levo Warrants were exercised prior to such business combination.

In connection with the signing of the Letter Agreement, the Company also entered into a securities purchase agreement (the “Levo SPA”) with Stonepeak (which subsequently transferred its rights under the Levo SPA to Stonepeak II) and Evolve. Under the Levo SPA, from time to time between November 13, 2021 and November 17, 2028, Stonepeak II and Evolve have an option to purchase, in their sole discretion, up to an aggregate of $250 million in shares of the Company’s common stock at a purchase price of $50.00 per share, with 90% allocated to Stonepeak II and 10% allocated to Evolve. The Levo SPA includes customary representations and warranties, closing conditions and customary indemnification provisions. In addition, Stonepeak and Evolve may exercise the option on a cashless basis in the event of a change of control of the Company. The purchase price under the Levo SPA is subject to adjustment for any stock dividend, stock split, reverse stock split, reclassification, or similar change in our common stock.

Related Person Policy

The Company’s written related party transaction policy requires the Company’s directors, nominees for director, officers, employees and 5% stockholders, and their immediate family members, to avoid, wherever possible, all related party transactions. Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). In addition, the Company’s written code of ethics requires the Company’s directors, officers and employees to avoid conflicts of interest. A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

The Company’s audit committee, pursuant to its written charter and related party transaction policy, is responsible for reviewing and approving related-party transactions to the extent the Company enters into such transactions. All ongoing and future transactions between the Company and any of its officers and directors or their respective affiliates shall be approved only if such transactions are on terms believed by the audit committee to be no less favorable to the Company than are available from unaffiliated third parties and such transaction does not constitute a conflict of interest. The audit committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the related party transaction. Upon approval by the audit committee, the related party transaction and any conditions thereon will be presented to the Board for approval by a majority of its disinterested independent members.

Prior to entering into the proposed transaction, related parties are required to notify the Company’s Chief Financial Officer of the facts and circumstances of the proposed transaction. Additionally, the Company requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Ste 200, San Diego, California 92106.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2024 annual meeting, notice must be submitted in accordance with our bylaws or in accordance with Rule 14a-19 as promulgated under the Exchange Act or as otherwise permitted by law and include all of the information required by Rule 14a-19 under the Exchange Act. However, if the date of the 2024 annual meeting changes by more than 30 days from this year’s Annual Meeting, Rule 14a-19 requires the notice be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting or the tenth (10th) calendar day following the day on which we first publicly announce the date of the 2024 annual meeting.

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Rd., Suite 200, San Diego, California 92106. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of this proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at its principal executive offices at Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Rd., Suite 200, San Diego, California 92106.

San Diego, California
Dated April 18, 2023

Annex A

NUVVE HOLDING CORP.

Second Amended and Restated 2020 Equity Incentive Plan

(Amended and Restated on June 2, 2023)

Section 1.            Purpose; Definitions.

1.1.             Purpose. The purpose of the Plan is to enable the Company to offer to employees, officers, and directors of, and consultants to, the Company and its Subsidiaries whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire an equity interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2.             Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)         “Affiliate” means a corporation, limited liability company, or other entity that controls, is controlled by, or is under common control with the Company or any of its Subsidiaries.

(b)         “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c)         “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d)         “Board” means the Board of Directors of the Company.

(e)         “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total Fair Market Value or combined voting power of the stock of the Company. A Change of Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, the Treasury Regulations thereunder, and any other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department.

(g)         “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h)         “Common Stock” means the Common Stock of the Company, par value $0.0001 per share.

(i)          “Company” means Nuvve Holding Corp., a corporation organized under the laws of the State of Delaware.

(j)          “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k)         “Effective Date” means the date determined pursuant to Section 11.1.

(l)          “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by

Annex A-1

the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m)        “Holder” means a person who has received an award under the Plan.

(n)          “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o)         “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p)         “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q)         “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r)          “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s)           “Plan” means this Second Amended and Restated 2020 Equity Incentive Plan, as hereinafter amended from time to time.

(t)          “Repurchase Value” means the Fair Market Value if the award to be settled under Section 2.2(g) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock, means the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights, means the difference between (1) the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u)         “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v)         “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(w)        “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(x)         “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(y)         “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) or, at the Company’s election, cash in the amount of the SAR Value.

(z)         “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan. Stock Options may be Incentive Stock Options or Non-qualified Stock Options.

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(aa)        “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb)       “vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.            Administration.

2.1.             Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2.             Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan) to:

(a)         select the officers, employees, directors, and consultants of the Company or Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b)         determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c)         interpret this Plan and the terms of awards granted hereunder;

(d)         determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(e)         make all determinations with respect to a Holder’s service and the termination of such service for purposes of any award;

(f)          determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company and/or Subsidiary outside of this Plan;

(g)         make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value;

(h)         accelerate the vesting or exercisability of any award at any time, and make decisions with respect to outstanding awards that may become necessary upon a Change of Control, Asset Sale, or an event that triggers anti-dilution adjustments under the terms of an outstanding award;

(i)          correct any defects or omissions or reconcile any ambiguities or inconsistencies in the Plan or any award thereunder;

(j)          decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan;

(k)         subject to the terms of the Plan, amend the terms of an award in any manner that is not inconsistent with the Plan;

(l)          adopt such procedures, modifications or sub-plans as are necessary or appropriate to permit participation in the Plan by eligible persons who are foreign nationals or employed outside of the United States; and

(m)        generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or awards.

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The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

2.3.             Interpretation of Plan.

(a)         Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company and its Subsidiaries and the Holders.

(b)         Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) nor any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

2.4.             Award Agreements. The terms and conditions of each award made hereunder, as determined by the Committee, shall be set forth in an Agreement, which shall be delivered to the Holder receiving such award upon, or as promptly as reasonably practicable following, the grant of such award. The effectiveness of an award shall be subject to the Holder’s acceptance of the Agreement, unless otherwise provided in the Agreement.

2.5.             Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Delaware law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit, or proceeding or in connection with any appeal therein, to which the members of the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any award granted under the Plan, and against all amounts paid by the members of the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the members of the Committee in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member of the Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit, or proceeding, such members of the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding. The Company shall advance expenses to members of the Committee in connection with the Company’s indemnification obligations hereunder; provided that such member agrees in writing to reimburse the Company for such advances if such member if ultimately not entitled to indemnification hereunder.

Section 3.            Stock Subject to Plan.

3.1.             Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 7,300,000 shares of Common Stock (the “Shares”). Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, subject to the Annual Increase (as defined below).

3.2.             Annual Increase in Maximum Number of Shares Issuable. Subject to adjustment as provided in this Section 3.2 (hereof), the maximum aggregate number of Shares that may be issued under the Plan as set forth in Section 3.1 shall be cumulatively increased on January 1, 2024 and on each subsequent January 1 through and including January 1, 2033, by a number of shares (the “Annual Increase”) equal to the smaller of (a) five percent (5%) of the number of shares of Stock of the Corporation issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board.

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3.3.             Recycling Provision. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any Shares surrendered by a Holder or withheld by the Company or its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.4.             Adjustment Upon Changes in Capitalization, Etc. In the event of any Common Stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price), in the aggregate number of shares reserved for issuance under the Plan pursuant to Section 3.1 or in the limits set forth in Section 3.6 and 3.7. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.5.             Administrative Stand Still. In the event of any changes in capitalization described above in Section 3.3, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.6.             Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

3.7.             Incentive Stock Option Limit. No more than 20,000,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options.

3.8.             Individual Limits. No person may be granted awards exercisable for in excess of 750,000 shares of Common Stock during any calendar year. The maximum aggregate amount of cash and value of awards (calculated based on grant date fair value of the awards for financial reporting purposes) granted in any calendar year to any individual non-employee director in his or her capacity as a non-employee director shall not exceed $750,000. The Board may make additional exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or awards granted to the non-employee director in his or her capacity as an advisor or consultant to the Company.

Section 4.            Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive awards under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries with respect to such hiring or retention,

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even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5.            Stock Options.

5.1.             Grant. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Agreement for a Stock Option shall indicate whether the Stock Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

5.2.             Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)         Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b)         Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c)         Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a two- to five-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines in its sole discretion.

(d)         Method of Exercise. Subject to the installment, exercise and waiting period provisions as set forth in the Agreement, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan or a reduction of the number of shares of Common Stock otherwise deliverable upon exercise of such Option) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

(e)         Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

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(f)          Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and in any case the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g)         Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)         Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)          Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j)          Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k)         Incentive Stock Options.

(i)          The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Subsidiaries) shall not exceed $100,000.

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(ii)         To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

(l)          Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m)        Rights as Stockholder. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6.            Stock Appreciation Rights.

6.1.             Grant. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option (“Related Right”) or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option. Any Stock Appreciation Rights granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Stock Appreciation Rights granted in tandem with Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve.

6.2.             Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)         Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement. Notwithstanding the foregoing, a Related Right shall be exercisable only to the same extent as the related Option, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options, and provided that the Holder surrenders the applicable portion of the related Stock Option upon exercise of the Related Right. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(b)         Termination. All or a portion of a Related Right shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c)         Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7.            Restricted Stock; Restricted Stock Units.

7.1.             Grant. Shares of Restricted Stock and Restricted Stock Units may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock and Restricted Stock Units will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the Restriction Period (if any), and the vesting schedule (if any) and rights to acceleration thereof. Restricted Stock and Restricted Stock Units granted under the Plan shall contain such other terms, not inconsistent with this Plan as the Committee may from time to time approve.

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7.2.             Restricted Stock Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a)         Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates or a book-entry position registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period and until the satisfaction of any other applicable restrictions, terms and conditions, the certificates or book-entry position representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall not become vested and shall be forfeited in accordance with the Plan and the Agreement.

(b)         Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that, except as otherwise provided in the Agreement, (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and all applicable restrictions, terms and conditions shall have been satisfied; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock until the Restriction Period shall have expired and all applicable restrictions, terms and conditions shall have been satisfied; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Period for the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have expired and all applicable restrictions, terms and conditions shall have been satisfied; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)         Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3.             Restricted Stock Units Terms and Conditions. Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a)         Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b)         No Rights as a Stockholder. A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit. No shares of Common Stock will be issued at the time a Restricted Stock Unit is granted.

(c)         Dividend Equivalents. If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other applicable restrictions, terms and conditions as set forth in the Agreement.

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(d)         Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock Units and the satisfaction of any applicable restrictions, terms and conditions, the Restricted Stock Units shall become vested in accordance with the terms of the Agreement. Any such Restricted Stock Units that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock Units that shall have been so forfeited.

7.4.             Removal of Restrictions. The Committee may remove any or all of the restrictions on Restricted Stock or Restricted Stock Units upon the determination that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate.

Section 8.            Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9.            Accelerated Vesting and Exercisability.

9.1.             Non-Approved Transactions. If there is a Change of Control, and the Board does not authorize or otherwise approve such transaction, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2.             Approved Transactions. In the event of an Asset Sale or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3.             Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Section 409A of the Code.

Section 10.          Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent,

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except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 11.          Term of Plan.

11.1.           Effective Date. The Effective Date of the Plan shall be March 24, 2023, subject to the approval of the Plan by the Company’s stockholders on or prior to the one-year anniversary of the Effective Date. Only Stock Options may be granted under the Plan prior to such approval of the Plan by the Company’s stockholders; provided, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2.           Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12.          General Provisions.

12.1.           Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2.           Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. Neither the Company, the Board, nor the Committee shall be required to establish any special or separate fund or to segregate any assets to ensure the performance of obligations under the Plan. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3.           Employees.

(a)         Engaging in Competition with the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or Subsidiary is terminated for any reason whatsoever, and Holder (i) within three months after the date thereof, accepts employment with any competitor of, or otherwise engages in competition with, the Company, any Subsidiary, or any Affiliate thereof, (ii) within two years after the date thereof, solicits any customers or employees of the Company, any Subsidiary, or any Affiliate thereof to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) at any time uses or discloses to anyone outside the Company any confidential information of the Company, any Subsidiary, or any Affiliate thereof in violation of the Company’s policies or any agreement between the Holder and the Company or Subsidiary, the Committee, in its sole discretion, may require such Holder to return (through the payment of cash, return and transfer to the Company of shares of Common Stock or by other methods determined by the Committee) to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares subject to the award on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, shall, at the Company’s election, return the full amount paid to the Holder in connection therewith.

(b)         Termination for Cause. If a Holder’s employment with the Company or Subsidiary is terminated for “cause” (as may be defined in the Agreement or an employment agreement entered into by the Holder), the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized

Annex A-11

or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such Shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option or (3) in the case of SARs, return the full amount paid to the Holder in connection therewith.

(c)         No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, or Subsidiary any right to continued employment with the Company or Subsidiary, nor shall it interfere in any way with the right of the Company or Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4.           No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.5.           Limitations on Liability.

(a)         Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate, or member of the Committee, will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary, Parent or Affiliate and member of the Committee that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b)         Neither the Company nor any Subsidiary shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.6.           Lock-Up Period. The Company may, at the request of any underwriter, placement agent or otherwise, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty (180) days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.7.           Data Privacy. As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Subsidiaries, Affiliates, and any Parent exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries, Affiliates, and any Parent may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Subsidiaries, Affiliates, and any Parent; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country.

Annex A-12

By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a transfer agent, broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.7 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.7. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.8.           Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

12.9.           Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.10.         Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.11.         Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.12.         Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.13.         Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.14.         Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.15.         Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

Annex A-13

12.16.         Applicable Laws. The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.17.         Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.18.         Compliance with Section 409A of the Code. The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Holder holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Holder’s “separation from service” or, if earlier, the date of the Holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

12.19.         Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.20.         Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.21.         Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements, in each case as it determines in its sole and absolute discretion.

Annex A-14

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O NUVVE HOLDING CORP. 2488 HISTORIC DECATUR RD, STE 200 SAN DIEGO, CA 92106 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NVVE2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V14712-P90508 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NUVVE HOLDING CORP. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. H. David Sherman 1b. Angela Strand The Board of Directors recommends you vote FOR the following proposal: For Against Abstain The Board of Directors recommends you vote FOR the following proposal: 2. Approval of a proposed amendment and restatement of the Nuvve Holding Corp. 2020 Equity Incentive Plan. The Board of Directors recommends you vote FOR the following proposal: 3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponements or adjournments thereof. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponements or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. NUVVE HOLDING CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS June 2, 2023, 1:00 p.m. ET The stockholder(s) hereby appoint(s) Gregory Poilasne and David Robson, or either of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Nuvve Holding Corporation held of record by the undersigned on April 14, 2023, at the Annual Meeting of Stockholders to be held virtually by visiting www.virtualshareholdermeeting.com/NVVE2023, on June 2, 2023, and any postponements or adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. Continued and to be signed on reverse side